Securities Act File No. 002-88912

Investment Company Act File No. 811-03942

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 61	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 62	☒

LORD ABBETT MUNICIPAL INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (800) 201-6984

Thomas R. Phillips, Esq.

Vice President and Assistant Secretary

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on February 1, 2011 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett Municipal Income Fund

PROSPECTUS

FEBRUARY 1, 2011

SHORT DURATION TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LSDAX	F	LSDFX
	B	N/A	I	LISDX
	C	LSDCX

INTERMEDIATE TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LISAX	F	LISFX
	B	LISBX	I	LAIIX
	C	LISCX	P	LISPX

AMT FREE MUNICIPAL BOND FUND	CLASS	TICKER	CLASS	TICKER
	A	LATAX	F	LATFX
	C	LATCX	I	LMCIX

NATIONAL TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LANSX	F	LANFX
	B	LANBX	I	LTNIX
	C	LTNSX	P	N/A

HIGH YIELD MUNICIPAL BOND FUND	CLASS	TICKER	CLASS	TICKER
	A	HYMAX	F	HYMFX
	B	HYMBX	I	HYMIX
	C	HYMCX	P	HYMPX

CALIFORNIA TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LCFIX	I	CAILX
	C	CALAX	P	N/A
	F	LCFFX

NEW JERSEY TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LANJX	I	LINJX
	F	LNJFX	P	N/A

NEW YORK TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LANYX	I	NYLIX
	C	NYLAX	P	N/A
	F	LNYFX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

SHORT DURATION TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F and I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.93%(3)	0.10%	None
Total Other Expenses	0.11%	0.11%	0.11%	0.11%	0.11%
Interest and Related Expenses from Inverse Floaters	0.01%	0.01%	0.01%	0.01%	0.01%
Other Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.71%	1.51%	1.44%(4)	0.61%	0.51%
Management Fee Waiver and/or Expense Reimbursement(5)	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%
Total Annual Operating Expenses After Fee Waiver(5)	0.60%	1.40%	1.33%	0.50%	0.40%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period February 1, 2011 through January 31, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, if any, do not exceed an annual rate of 0.39%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

PROSPECTUS – SHORT DURATION TAX FREE FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord Abbett for the one-year period). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$285	$436	$601	$1,078	$285	$436	$601	$1,078
Class B Shares	$543	$766	$913	$1,576	$143	$466	$813	$1,576
Class C Shares	$135	$445	$776	$1,715	$135	$445	$776	$1,715
Class F Shares	$51	$184	$329	$752	$51	$184	$329	$752
Class I Shares	$41	$152	$274	$630	$41	$152	$274	$630

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal personal income tax. Municipal bonds generally are divided into two types: (1) general

PROSPECTUS – SHORT DURATION TAX FREE FUND

obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and fixed income securities that pay interest that is subject to federal income tax. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection (although a portion of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date).

The Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 20% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated, by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the Barclays Capital 1Year Municipal Bond Index represents reasonable risk. The Fund seeks to maintain a dollar-weighted average effective duration between one and three years, but may invest in securities that have short, intermediate, or long maturities or duration. Although the Fund will invest in money market securities and their equivalents as part of its principal strategy, it is not a money market fund and not subject to money market fund requirements.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

PROSPECTUS – SHORT DURATION TAX FREE FUND

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

PROSPECTUS – SHORT DURATION TAX FREE FUND

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

State and Territory Risks – Although the Fund does not focus on a particular state or territory, the Fund’s performance may be affected by local, state, and regional factors. These factors may include, for example, economic or political developments, erosion of the tax base, and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and may face less flexibility and liquidity in the future. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

PROSPECTUS – SHORT DURATION TAX FREE FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class B shares because the Fund has not issued Class B shares to date.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 1st Q ‘09 +2.36%	Worst Quarter 4th Q ‘10 -0.63%

The table below shows how the average annual total returns of the Fund’s Class A, C, F, and I shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 2.25%; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F and I shares.

PROSPECTUS – SHORT DURATION TAX FREE FUND

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	Life of Class	Inception Date for Performance
Class A Shares			12/31/2008
Before Taxes	-0.13%	2.96%
After Taxes on Distributions	-0.13%	2.96%
After Taxes on Distributions and Sale of Fund Shares	0.59%	2.89%
Class C Shares	1.36%	3.29%	12/31/2008
Class F Shares	2.27%	4.24%	12/31/2008
Class I Shares	2.36%	4.36%	12/31/2008
Index
Barclays Capital Municipal Bond Index: 1 Year (1-2) (reflects no deduction for fees, expenses, or taxes)	1.16%	2.32%	12/31/2008

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2008
Daniel T. Vande Velde, Portfolio Manager	2008

PROSPECTUS – SHORT DURATION TAX FREE FUND

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class(2)	A and C	F	I
General	$1,000/No minimum	No minimum	$1 million minimum(3)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)

Class B shares no longer are available for purchase by new or existing investors and will only be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)	Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – SHORT DURATION TAX FREE FUND

INTERMEDIATE TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, and P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.92%(3)	0.10%	None	0.45%
Total Other Expenses	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Interest and Related Expenses from Inverse Floaters	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Other Expenses	0.11%	0.11%	0.11%(4)	0.11%	0.11%	0.11%(4)
Total Annual Fund Operating Expenses	0.72%	1.52%	1.44%(4)	0.62%	0.52%	0.97%(4)
Management Fee Waiver and/or Expense Reimbursement(5)	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver(5)	0.66%	1.46%	1.38%	0.56%	0.46%	0.91%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period February 1, 2011 through January 31, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, if any, do not exceed an annual rate of 0.45%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord Abbett for the one-year period). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$291	$444	$611	$1,094	$291	$444	$611	$1,094
Class B Shares	$549	$774	$923	$1,591	$149	$474	$823	$1,591
Class C Shares	$140	$450	$781	$1,719	$140	$450	$781	$1,719
Class F Shares	$57	$192	$340	$769	$57	$192	$340	$769
Class I Shares	$47	$161	$285	$647	$47	$161	$285	$647
Class P Shares	$93	$303	$530	$1,184	$93	$303	$530	$1,184

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions,

PROSPECTUS – INTERMEDIATE TAX FREE FUND

agencies, and instrumentalities that provide income free from federal personal income tax. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 20% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and fixed income securities that pay interest that is subject to federal income tax.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

Under normal circumstances, we intend to maintain the average weighted stated maturity of the Fund at between three and ten years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index: 7 Year (6-8) represents a reasonable risk.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

State and Territory Risks – Although the Fund does not focus on a particular state or territory, the Fund’s performance may be affected by local, state, and regional factors. These factors may include, for example, economic or political developments, erosion of the tax base, and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and may face less flexibility and liquidity in the future. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I shares because the Fund has not issued Class I shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +6.55%	Worst Quarter 4th Q ’10 -3.48%

PROSPECTUS – INTERMEDIATE TAX FREE FUND

The table below shows how the average annual total returns of the Fund’s Class A, B, C, F, and P shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 2.25%; for Class B shares, the current CDSC of 4.00% for the one-year period, 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F and P shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				6/30/2003
Before Taxes	1.19%	3.94%	3.29%
After Taxes on Distributions	1.19%	3.94%	3.29%
After Taxes on Distributions and Sale of Fund Shares	2.10%	3.92%	3.31%
Class B Shares	-1.41%	3.47%	2.83%	6/30/2003
Class C Shares	2.72%	3.67%	2.84%	6/30/2003
Class F Shares	3.60%	–	5.02%	9/28/2007
Class P Shares	3.27%	4.23%	3.40%	6/30/2003
Index
Barclays Capital Municipal Bond Index: 7 Year (6-8) (reflects no deduction for fees, expenses or taxes)	4.63%	5.17%	4.29% 5.76%	6/30/2003 9/28/2007

PROSPECTUS – INTERMEDIATE TAX FREE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006
Daniel T. Vande Velde, Portfolio Manager	2007

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class(2)	A and C	F and P(3)	I
General	$1,000/No minimum	No minimum	$1 million minimum(4)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)

Class B shares no longer are available for purchase by new or existing investors and will only be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)	Class P shares are closed to substantially all new investors.
(4)	Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

AMT FREE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” in the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	C	F and I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	I
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.20%	1.00%(3)	0.10%	None
Total Other Expenses(4)	0.21%	0.21%	0.21%	0.21%
Interest and Related Expenses from Inverse Floaters(4)	0.03%	0.03%	0.03%	0.03%
Other Expenses(4)	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.91%	1.71%	0.81%	0.71%
Management Fee Waiver and/or Expense Reimbursement(5)	(0.38)%	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver(5)	0.53%	1.33%	0.43%	0.33%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	Based on estimated amounts for the current fiscal year.
(5)

For the period October 26, 2010 through January 31, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, if any, do not exceed an annual rate of 0.30%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord Abbett for the one-year period). The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed		If Shares Are Not Redeemed
	1 Year	3 Years	1 Year	3 Years
Class A Shares	$278	$472	$278	$472
Class C Shares	$135	$502	$135	$502
Class F Shares	$44	$221	$44	$221
Class I Shares	$34	$189	$34	$189

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. The Fund does not show any portfolio turnover because the Fund is newly organized and commenced investment operations on October 29, 2010.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal personal income tax.

Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 35% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal income tax. As a non-fundamental policy, the Fund will not invest in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”). These municipal bonds are also known as private activity bonds or AMT paper.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

Under normal circumstances, we intend to maintain the average weighted stated maturity of the Fund at between ten and twenty-five years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents a reasonable risk.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

State and Territory Risks – Although the Fund does not focus on a particular state or territory, the Fund’s performance may be affected by local, state, and regional factors. These factors may include, for example, economic or political developments, erosion of the tax base, and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and may face less flexibility and liquidity in the future. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not been in operation for a full calendar year.

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2010

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class	A and C	F	I
General	$1,000/No minimum	No minimum	$1 million minimum(2)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)	Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to regular federal income tax or the federal individual AMT; however the Fund may distribute taxable dividends, as well as taxable distributions of short-term and long-term capital gains. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

NATIONAL TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, and P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.87%(3)	0.10%	None	0.45%
Total Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Interest and Related Expenses from Inverse Floaters	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Other Expenses	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.86%	1.66%	1.53%(4)	0.76%	0.66%	1.11%

(1)  A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(3)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)  This amount has been updated from fiscal year amounts to reflect current fees and expenses.

PROSPECTUS – NATIONAL TAX FREE FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$311	$493	$691	$1,262	$311	$493	$691	$1,262
Class B Shares	$569	$823	$1,002	$1,752	$169	$523	$902	$1,752
Class C Shares	$156	$483	$834	$1,824	$156	$483	$834	$1,824
Class F Shares	$78	$243	$422	$942	$78	$243	$422	$942
Class I Shares	$67	$211	$368	$822	$67	$211	$368	$822
Class P Shares	$113	$353	$612	$1,352	$113	$353	$612	$1,352

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal personal income tax. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and

PROSPECTUS – NATIONAL TAX FREE FUND

its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 35% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and fixed income securities that pay interest that is subject to federal income tax.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

Under normal circumstances, we intend to maintain the average weighted stated maturity of the Fund at between ten and twenty-five years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents a reasonable risk.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

PROSPECTUS – NATIONAL TAX FREE FUND

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including as swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

PROSPECTUS – NATIONAL TAX FREE FUND

•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

State and Territory Risks – Although the Fund does not focus on a particular state or territory, the Fund’s performance may be affected by local, state, and regional factors. These factors may include, for example, economic or political developments, erosion of the tax base, and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and may face less flexibility and liquidity in the future. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

PROSPECTUS – NATIONAL TAX FREE FUND

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I shares because Class I shares commenced investment operations on July 26, 2010 and do not have a full calendar year of performance. No performance is shown for Class P shares because the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ‘09 +11.02%	Worst Quarter 4th Q ’08 -8.41%

PROSPECTUS – NATIONAL TAX FREE FUND

The table below shows how the average annual total returns of the Fund’s Class A, B, C, and F shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 2.25%; for Class B shares, the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-0.12%	1.69%	3.34%	–
After Taxes on Distributions	-0.15%	1.69%	3.33%	–
After Taxes on Distributions and Sale of Fund Shares	1.68%	2.12%	3.51%	–
Class B Shares	-2.49%	1.22%	3.02%	–
Class C Shares	1.49%	1.48%	2.90%	–
Class F Shares	2.28%	–	–	2.12%	9/28/2007
Index
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.38%	4.09%	4.83%	4.18%	9/28/2007

PROSPECTUS – NATIONAL TAX FREE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class(2)	A and C	F and P(3)	I
General	$1,000/No minimum	No minimum	$1 million minimum(4)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)  Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)  Class B shares no longer are available for purchase by new or existing investors and will only be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)  Class P shares are closed to substantially all new investors.

(4)  Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PROSPECTUS – NATIONAL TAX FREE FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – NATIONAL TAX FREE FUND

HIGH YIELD MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of income exempt from federal income tax.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, and P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P
Management Fees	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.87%	0.10%	None	0.45%
Total Other Expenses	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Interest and Related Expenses from Inverse Floaters	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Other Expenses	0.13%	0.13%(4)	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.91%	1.71%(4)	1.58%(4)	0.81%	0.71%	1.16%(4)

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$316	$509	$718	$1,319	$316	$509	$718	$1,319
Class B Shares	$574	$839	$1,028	$1,807	$174	$539	$928	$1,807
Class C Shares	$161	$499	$860	$1,878	$161	$499	$860	$1,878
Class F Shares	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class I Shares	$73	$227	$395	$883	$73	$227	$395	$883
Class P Shares	$118	$368	$638	$1,409	$118	$368	$638	$1,409

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal personal income tax. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

The Fund invests, under normal market conditions, at least 50% of its net assets in municipal bonds rated, at the time of purchase by a Nationally Recognized Statistical Rating Organization (“NRSRO”), BBB/Baa or below (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). Generally municipal debt securities rated BB/Ba or lower are considered lower rated (or “junk”) bonds. The Fund’s remaining holdings in municipal bonds may be higher rated. The Fund has adopted an investment strategy of pursuing a higher yield than many other municipal bond funds. In seeking high income, Lord Abbett will assess the relative value in the municipal bond market from both a credit and yield curve perspective and select securities that it believes entail reasonable credit risk in relation to the Fund’s investment objective. The municipal bonds offering high income at any particular time may be largely non-investment grade. The Fund also may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). The Fund currently does not intend to invest more than 20% of its net assets in distressed debt. This limitation applies at the time of investment. At any time the Fund may hold securities that were not considered distressed debt at the time of purchase by the Fund, but have subsequently become distressed. As a result, the Fund may hold more than 20% of its net assets in distressed debt securities from time to time. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 100% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and may invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal income tax. The income from private activity bonds is an item of tax preference for purposes of the federal AMT, which may cause the income to be taxable to you. The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

The Fund does not limit its investments to securities of a particular maturity. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. Under normal circumstances, we intend to maintain the dollar-weighted average maturity of the Fund at between ten and twenty-five years. The Fund is nondiversified, which means that it may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

In selecting municipal bonds, we focus on the possibilities of a high level of income exempt from regular federal income tax consistent with reasonable credit risk in light of the Fund’s investment policies. Through credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. The Fund invests substantially in lower rated municipal bonds, which may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. Below investment grade municipal bonds may be subject to greater credit and liquidity risks than investment grade municipal bonds, which may make below investment grade bonds more difficult to sell at a reasonable price, especially during periods of increased market volatility or significant market decline. Some issuers of below investment grade municipal bonds may be more likely to default as to principal and interest payments after the Fund purchases their securities. Below investment grade municipal bonds are considered predominantly speculative by traditional investment standards.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions such as swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•

Distressed Debt Risk – To the extent that the Fund invests in (or otherwise holds) distressed debt securities, the Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – Prices of bonds, including tax-exempt bonds, generally fall during a rising interest rate environment. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. Because the Fund tends to invest in longer-term bonds, including inverse floaters, to a greater degree than some municipal bond funds, it is more sensitive to interest rate risk than those funds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, such as below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

•

Nondiversification Risk – Because the Fund is nondiversified, the value of its investments may be more affected by a single adverse economic, political, or regulatory event than the value of the investments of a diversified fund.

•

State and Territory Risks – Although the Fund does not focus on a particular state or territory, the Fund’s performance may be affected by local, state, and regional factors. These factors may include, for example, economic or political developments, erosion of the tax base, and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and may face less flexibility and liquidity in the future. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I shares because Class I shares commenced investment operations on July 26, 2010 and do not have a full calendar year of performance.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +14.65%	Worst Quarter 4th Q ’08 -23.81%

The table below shows how the average annual total returns of the Fund’s Class A, B, C, F and P shares compare to those of a broad-based securities market index and a more narrowly-based hybrid index that more closely reflects the market sectors in which the Fund invests. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 2.25%; for Class B shares, the current CDSC of 4.00% for the one-year period, 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F and P shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				12/30/2004
Before Taxes	1.34%	-1.29%	-0.16%
After Taxes on Distributions	1.32%	-1.29%	-0.16%
After Taxes on Distributions and Sale of Fund Shares	2.93%	-0.26%	0.70%
Class B Shares	-1.01%	-1.58%	-0.10%	12/30/2004
Class C Shares	3.02%	-1.39%	-0.08%	12/30/2004
Class F Shares	3.78%	–	-3.12%	9/28/2007
Class P Shares	3.48%	-0.94%	0.31%	12/30/2004
Index
Barclays Capital High Yield Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.80%	2.48%	3.47% 0.42%	12/31/2004(1) 9/30/2007(2)
Barclays Capital 85% High Yield/ 15% Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.97%	2.76%	3.58% 1.04%	12/31/2004(1) 9/30/2007(2)

(1) Corresponds with Class A, B, C, and P periods shown. (2) Corresponds with Class F period shown.

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class(2)	A and C	F and P(3)	I
General	$1,000/No minimum	No minimum	$1 million minimum(4)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)  Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)  Class B shares no longer are available for purchase by new or existing investors and will only be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)  Class P shares are closed to substantially all new investors.

(4)  Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

CALIFORNIA TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from California personal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	C	F, I, and P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	I	P
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.20%	0.86%(3)	0.10%	None	0.45%
Total Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Interest and Related Expenses from Inverse Floaters	0.06%	0.06%	0.06%	0.06%	0.06%
Other Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.84%	1.50%(4)	0.74%	0.64%	1.09%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

PROSPECTUS – CALIFORNIA TAX FREE FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$309	$487	$680	$1,239	$309	$487	$680	$1,239
Class C Shares	$153	$474	$818	$1,791	$153	$474	$818	$1,791
Class F Shares	$76	$237	$411	$918	$76	$237	$411	$918
Class I Shares	$65	$205	$357	$798	$65	$205	$357	$798
Class P Shares	$111	$347	$601	$1,329	$111	$347	$601	$1,329

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax and California personal income tax. If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of California. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal and state personal income tax. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds,

PROSPECTUS – CALIFORNIA TAX FREE FUND

which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 20% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund is nondiversified, meaning that it may invest a greater percentage of its assets in a particular issuer as compared to other funds. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and fixed income securities that pay interest that is subject to federal and California income taxes. These bonds may include municipal bonds issued by other states, which may be exempt from federal but not California taxes. If the supply of California tax-exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

Under normal circumstances, we intend to maintain the average weighted stated maturity of the Fund at between ten and twenty-five years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents a reasonable risk.

PROSPECTUS – CALIFORNIA TAX FREE FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

PROSPECTUS – CALIFORNIA TAX FREE FUND

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•	Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

Nondiversification Risk – The Fund is nondiversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, the value of the Fund’s investments may be more affected by a single adverse event as compared to a diversified fund.

•

State and Territory Risks – Because the Fund focuses on the State of California, the Fund’s performance may be more affected by local, state, and regional factors than a fund that invests in municipal bonds issued in many states. Downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services, and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and are likely to face less flexibility and liquidity in the future. All of this could have significant

PROSPECTUS – CALIFORNIA TAX FREE FUND

consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I and P shares because the Fund has not issued Class I and P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +10.78%	Worst Quarter 4th Q ’08 -7.03%

PROSPECTUS – CALIFORNIA TAX FREE FUND

The table below shows how the average annual total returns of the Fund’s Class A, C, and F shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 2.25%; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F shares.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-1.31%	1.23%	3.00%	–
After Taxes on Distributions	-1.33%	1.22%	3.00%	–
After Taxes on Distributions and Sale of Fund Shares	0.80%	1.69%	3.21%	–
Class C Shares	0.19%	1.02%	2.60%	–
Class F Shares	1.09%	–	–	1.52%	9/28/2007
Index
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.38%	4.09%	4.83%	4.18%	9/28/2007

PROSPECTUS – CALIFORNIA TAX FREE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006
Daphne Car, Portfolio Manager	2007

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class	A and C	F and P(2)	I
General	$1,000/No minimum	No minimum	$1 million minimum(3)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)	Class P shares are closed to substantially all new investors.
(3)	Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax or California personal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from California personal income tax or local taxes, such distributions will be subject to such state and local taxes.

PROSPECTUS – CALIFORNIA TAX FREE FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – CALIFORNIA TAX FREE FUND

NEW JERSEY TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from New Jersey personal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	F, I, and P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	F	I	P
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.20%	0.10%	None	0.45%
Total Other Expenses	0.17%	0.17%	0.17%	0.17%
Interest and Related Expenses from Inverse Floaters	0.02%	0.02%	0.02%	0.02%
Other Expenses	0.15%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	0.82%	0.72%	0.62%	1.07%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the

PROSPECTUS – NEW JERSEY TAX FREE FUND

time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$307	$481	$670	$1,216	$307	$481	$670	$1,216
Class F Shares	$74	$230	$401	$894	$74	$230	$401	$894
Class I Shares	$63	$199	$346	$774	$63	$199	$346	$774
Class P Shares	$109	$340	$590	$1,306	$109	$340	$590	$1,306

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax and New Jersey personal income tax. If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of New Jersey. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal and state personal income tax. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

PROSPECTUS – NEW JERSEY TAX FREE FUND

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 20% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund is nondiversified, meaning that it may invest a greater percentage of its assets in a particular issuer as compared to other funds. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and fixed income securities that pay interest that is subject to federal and New Jersey income taxes. These bonds may include municipal bonds issued by other states, which may be exempt from federal but not New Jersey taxes. If the supply of New Jersey tax-exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

Under normal circumstances, we intend to maintain the average weighted stated maturity of the Fund at between ten and twenty-five years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents a reasonable risk.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

PROSPECTUS – NEW JERSEY TAX FREE FUND

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

PROSPECTUS – NEW JERSEY TAX FREE FUND

•	Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

Nondiversification Risk – The Fund is nondiversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, the value of the Fund’s investments may be more affected by a single adverse event as compared to a diversified fund.

•

State and Territory Risks – Because the Fund focuses on the State of New Jersey, the Fund’s performance may be more affected by local, state, and regional factors than a fund that invests in municipal bonds issued in many states. Downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services, and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and are likely to face less flexibility and liquidity in the future. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

PROSPECTUS – NEW JERSEY TAX FREE FUND

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I and P shares because the Fund has not issued Class I and P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share class will vary due to the different expenses the class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ‘09 +9.08%	Worst Quarter 4th Q ’08 -8.57%

PROSPECTUS – NEW JERSEY TAX FREE FUND

The table below shows how the average annual total returns of the Fund’s Class A and F shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges for Class A shares, the current maximum front-end sales charge of 2.25%. There are no sales charges for Class F shares.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for the other share class are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-1.29%	1.21%	2.90%	–
After Taxes on Distributions	-1.29%	1.21%	2.89%	–
After Taxes on Distributions and Sale of Fund Shares	0.76%	1.67%	3.11%	–
Class F Shares	1.13%	–	–	1.50%	9/28/2007
Index
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.38%	4.09%	4.83%	4.18%	9/28/2007

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006
Philip B. Herman, Portfolio Manager	2007

PROSPECTUS – NEW JERSEY TAX FREE FUND

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class	A	F and P(2)	I
General	$1,000/No minimum	No minimum	$1 million minimum(3)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)  Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)  Class P shares are closed to substantially all new investors.

(3)  Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax or New Jersey personal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from New Jersey personal income tax or local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – NEW JERSEY TAX FREE FUND

\NEW YORK TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from the personal income tax of New York State as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	C	F, I, and P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	I	P
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.20%	0.86%(3)	0.10%	None	0.45%
Total Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Interest and Related Expenses from Inverse Floaters	0.08%	0.08%	0.08%	0.08%	0.08%
Other Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.85%	1.51%(4)	0.75%	0.65%	1.10%

(1)  A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(3)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)  This amount has been updated from fiscal year amounts to reflect current fees and expenses.

PROSPECTUS – NEW YORK TAX FREE FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$310	$490	$686	$1,250	$310	$490	$686	$1,250
Class C Shares	$154	$477	$824	$1,802	$154	$477	$824	$1,802
Class F Shares	$77	$240	$417	$930	$77	$240	$417	$930
Class I Shares	$66	$208	$362	$810	$66	$208	$362	$810
Class P Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal, New York State, and New York City personal income tax. If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of New York State or New York City. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal, state, and local personal income tax. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and

PROSPECTUS – NEW YORK TAX FREE FUND

its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 20% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund is nondiversified, meaning that it may invest a greater percentage of its assets in a particular issuer than other funds. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (also known as “AMT paper”), and fixed income securities that pay interest that is subject to federal income tax, New York State, and New York City personal income taxes. These bonds may include municipal bonds issued by other states, which may be exempt from federal but not New York State and New York City taxes. If the supply of state tax-exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

Under normal circumstances, we intend to maintain the average weighted stated maturity of the Fund at between ten and twenty-five years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents a reasonable risk.

PROSPECTUS – NEW YORK TAX FREE FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

PROSPECTUS – NEW YORK TAX FREE FUND

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•	Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

Nondiversification Risk – The Fund is nondiversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, the value of the Fund’s investments may be more affected by a single adverse event than diversified fund.

•

State and Territory Risks – Because the Fund focuses on New York State and New York City, the Fund’s performance may be more affected by local, state, and regional factors than a fund that invests in municipal bonds issued in many states. Downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services, and added pressure on budgets for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and are likely to face less flexibility and liquidity in the future. All of this could have significant

PROSPECTUS – NEW YORK TAX FREE FUND

consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class I and P shares because the Fund has not issued Class I and P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – NEW YORK TAX FREE FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +9.49%	Worst Quarter 3rd Q ’08 -6.36%

The table below shows how the average annual total returns of the Fund’s Class A, C, and F shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 2.25%; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F shares.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – NEW YORK TAX FREE FUND

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-0.97%	2.18%	3.57%	–
After Taxes on Distributions	-0.97%	2.18%	3.57%	–
After Taxes on Distributions and Sale of Fund Shares	0.97%	2.51%	3.71%	–
Class C Shares	0.59%	1.98%	3.16%	–
Class F Shares	1.37%	–	–	2.69%	9/28/2007
Index
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38%	4.09%	4.83%	4.18%	9/28/2007

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006
Philip B. Herman, Portfolio Manager	2007

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class	A and C	F and P(2)	I
General	$1,000/No minimum	No minimum	$1 million minimum(3)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)  Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)  Class P shares are closed to substantially all new investors.

(3)  Applicable requirement for certain types of institutional investors.

PROSPECTUS – NEW YORK TAX FREE FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax or New York State or New York City personal income tax; however the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from New York State or New York City personal income tax, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided.

PROSPECTUS – NEW YORK TAX FREE FUND

INVESTMENT OBJECTIVE

All Funds (except for the High Yield Municipal Bond Fund)

The investment objective of each Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for the Short Duration Tax Free Fund, Intermediate Tax Free Fund, AMT Free Municipal Bond Fund, and National Tax Free Fund) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The New York Tax Free Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

High Yield Municipal Bond Fund Only

The investment objective of the Fund is to seek a high level of income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

All Funds (except for the High Yield Municipal Bond Fund)

To pursue its objective, under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds, the interest on which is exempt from federal income tax, and in the case of California Tax Free Fund, New Jersey Tax Free Fund and New York Tax Free Fund, its corresponding state’s personal income tax and, also in the case of the New York Tax Free Fund, New York City personal income tax (this policy may not be changed without shareholder approval). If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of the named state or city. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal, state, and/or local personal income taxes. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

Each Fund (except for the AMT Free Municipal Bond Fund) may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal AMT, including certain private activity bonds, and fixed income securities that pay interest that is subject to federal, state, and local income taxes. The AMT Free Municipal Bond Fund may invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal income tax. Fixed income

PROSPECTUS – THE FUNDS

securities include bonds, debentures, government obligations, commercial paper, and pass-through instruments, among other things. Each Fund may invest in fixed income securities with both fixed and variable interest rates. As a non-fundamental policy, the AMT Free Municipal Bond Fund will not invest in municipal bonds that pay interest that is subject to the federal AMT. These municipal bonds are also known as private activity bonds or AMT paper.

Under normal market conditions, each Fund attempts to invest primarily in municipal bonds that, at the time of purchase, are rated investment grade (or are unrated but determined by Lord Abbett to be of comparable quality). Investment grade municipal bonds are debt securities that are rated within the four highest grades assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (“Moody’s,” “S&P,” and “Fitch,” respectively; each, an NRSRO) (or are unrated by NRSROs but determined by Lord Abbett to be of comparable quality). Each Fund (except for the National Tax Free Fund and the AMT Free Municipal Bond Fund) may invest up to 20% of its net assets in municipal bonds that, at the time of purchase, are rated below investment grade (or are unrated but determined by Lord Abbett to be of comparable quality). The National Tax Free Fund and the AMT Free Municipal Bond Fund may invest up to 35% of its net assets in municipal bonds that, at the time of purchase, are rated below investment grade (or are unrated but determined by Lord Abbett to be of comparable quality.) Below investment grade municipal bonds are debt securities that are rated Ba or lower by Moody’s, BB or lower by S&P, or BB or lower by Fitch (or are unrated by NRSROs but determined by Lord Abbett to be of comparable quality).

Each Fund may invest in insured municipal bonds covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves or the value of a Fund’s shares. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind, and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

Each Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. Certain types of municipal securities (including general obligation, general appropriation, special assessment, and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political

PROSPECTUS – THE FUNDS

developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: domestic securities that are not readily marketable; certain municipal leases and participation interests; repurchase agreements and time deposits with a notice or demand period of more than seven days; certain structured securities and certain swap transactions; and certain restricted securities (i.e., securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly) that Lord Abbett determines to be illiquid.

In keeping with each Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, each Fund assesses reasonable risk by considering the volatility the Fund has over time. By volatility we mean the level of price fluctuations in the Fund’s holdings. The Funds (except the Intermediate Tax Free Fund and Short Duration Tax Free Fund) believe that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents reasonable risk. The Intermediate Tax Free Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index: 7 Year (6-8) represents a reasonable risk. The Short Duration Tax Free Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index: 1 Year (1-2) represents reasonable risk.

Under normal circumstances, we intend to maintain the average weighted stated maturity of each Fund, except for the Intermediate Tax Free Fund and Short Duration Tax Free Fund, at between ten and twenty-five years. As to the Intermediate Tax Free Fund, we intend to maintain the average weighted stated maturity at between three and ten years. A substantial amount of each Fund’s (and a portion of the Short Duration Tax Free Fund’s) holdings may be “callable,” a feature that allows the bond issuer to redeem the bond before its maturity date.

The Short Duration Tax Free Fund seeks to maintain a dollar-weighted average effective duration between one and three years. (Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes.) The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and the price of a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point). The Short Duration Tax Free Fund may, however, invest in securities that have short,

PROSPECTUS – THE FUNDS

intermediate, or long maturities or duration. The Short Duration Tax Free Fund will invest in money market securities and their equivalents as part of its investment strategy. The Short Duration Tax Free Fund is not a money market fund and therefore is not subject to the credit quality, maturity, and other requirements applicable to money market funds.

In selecting municipal bonds, we focus on the following: credit quality, which is an issuer’s ability to pay principal and interest; income tax exemption, which is the bond issuer’s ability to pay interest free from federal, state, and/or local personal income tax; total return potential, which is the return possibilities for an investment over a period of time, including appreciation and interest; and call protection, which is assurance by an issuer that it will not redeem a bond earlier than anticipated.

Each Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, including to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, each Fund may evaluate factors including the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, other buying opportunities in the market, and the impact of the security’s duration on the Fund’s overall duration.

Each Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political or other conditions, the Funds may take a temporary defensive position by investing up to 100% of its assets in the following: (1) short-term taxable securities; and (2) cash, investment grade commercial paper, and short-term U.S. Government securities. (The Short Duration Tax Free Fund may take a temporary defensive position by investing up to 100% of its assets in the investments listed above, in addition to municipal money market securities and other money market equivalents. These types of securities tend to have strong liquidity features and enable the Short Duration Tax Free Fund to maintain its short duration.) Taking a temporary defensive position could reduce tax-exempt income and prevent the Funds from achieving its investment objective.

In an attempt to increase income, manage portfolio duration, or hedge against risk, each Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Each Fund may invest in the following types of derivatives:

•

Futures Contracts and Options on Futures Contracts. Each Fund may enter into financial futures contracts and options on futures contracts for hedging purposes (including to hedge against changes in interest rates and securities prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). These transactions

PROSPECTUS – THE FUNDS

involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter (“OTC”) market. Each Fund is not registered as, nor is it subject to registration or regulation as, a commodity pool operator under the Commodity Exchange Act.

•

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, and Interest Rate Caps, Floors, and Collars. Each Fund may enter into swap transactions for hedging purposes (including to hedge against changes in interest rates and securities prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, including an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund involved may also be required to pay the dollar value of that decline to the counterparty.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

•

Inverse Floaters. Each Fund may invest up to 20% of its assets in inverse floaters. Each Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a

PROSPECTUS – THE FUNDS

trust established by a counterparty that divides a municipal security into a short-term floating rate security and a long-term floating rate security. The long-term floating rate security is referred to as an “inverse floater” because it pays interest at rates that move in the opposite direction of those on the short-term floating rate security. As short-term interest rates rise, inverse floaters are expected to produce less (or perhaps no) current income, but as short-term interest rates fall, inverse floaters are expected to produce more current income.

A Fund may invest in inverse floaters in two ways: (1) a Fund may purchase a municipal security and subsequently transfer it to a broker-dealer, which deposits the municipal security in a trust; or (2) a Fund may purchase inverse floaters created by municipal issuers (or other parties) that have deposited municipal bonds into a sponsored trust.

Because of the accounting treatment for inverse floaters created by a Fund’s transfer of a municipal bond to a trust, such Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects the Fund’s expense ratios, statements of income and assets and liabilities and causes the Fund’s Statement of Investments to include the underlying municipal bond. To the extent that a Fund invests in inverse floaters, the Fund’s annual fund operating expenses, shown in its fee table earlier in this prospectus, include certain estimated expenses and fees related to that Fund’s investments in inverse floaters. Under accounting rules, such Fund would also recognize additional income in an amount that directly corresponds to these expenses and, as a result that Fund’s net asset values per share and total returns should not be affected by these additional expenses.

High Yield Municipal Bond Fund Only

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds, the interest on which is exempt from regular federal income tax. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal income taxes. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds.

The Fund invests, under normal market conditions, at least 50% of its net assets in municipal bonds that, at the time of purchase, are rated BBB/Baa or below or determined by Lord Abbett to be of comparable quality. The Fund’s remaining

PROSPECTUS – THE FUNDS

holdings in municipal bonds may be higher rated. The Fund has adopted an investment strategy of pursuing a higher yield than many other municipal bond funds. In seeking high income, Lord Abbett will assess the relative value in the municipal bond market from both a credit and yield curve perspective and select securities that it believes will entail reasonable credit risk in relation to the Fund’s investment objective. The municipal bonds offering high income at any particular time may be largely non-investment grade (also known as “below investment grade,” “high yield” or “junk”).

Investment grade municipal bonds are debt securities that, at the time of purchase, are rated within the four highest grades assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (“Moody’s,” “S&P,” and “Fitch,” respectively; each, an “NRSRO”) (or are unrated by NRSROs but determined by Lord Abbett to be of comparable quality). Non-investment grade municipal bonds are debt securities that, at the time of purchase, are rated Ba or lower by Moody’s, BB or lower by S&P, or BB or lower by Fitch (or are unrated by NRSROs but determined by Lord Abbett to be of comparable quality).

The Fund also may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The Fund currently does not intend to invest more than 20% of its net assets in distressed debt.

The Fund may invest up to 100% of its net assets in private activity bonds, a type of municipal bond that pays interest subject to the federal AMT, and may invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal income tax. The income from private activity bonds is an item of tax preference for purposes of the federal AMT, which may cause the income to be taxable to you. Fixed income securities include bonds, debentures, government obligations, commercial paper, and pass-through instruments, among other things. The Fund may invest in fixed income securities with both fixed and variable rates.

The Fund does not limit its investments to securities of a particular maturity. A substantial amount of the Fund’s holdings may be callable, a feature that allows the bond issuer to redeem the bond before its maturity date. Under normal circumstances, we intend to maintain the dollar-weighted average maturity of the Fund at between ten and twenty-five years.

PROSPECTUS – THE FUNDS

In selecting municipal bonds, we focus on the possibilities of a high level of income exempt from regular federal income tax consistent with reasonable credit risk in light of the Fund’s investment policies. Through credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

The Fund may invest in insured municipal bonds covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves or the value of the Fund’s shares. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind, and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. Certain types of municipal securities (including general obligation, general appropriation, special assessment, and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: domestic securities that are not readily marketable; certain municipal leases and participation interests; repurchase agreements and time deposits with a notice or demand period of more than seven days; certain structured securities and certain swap transactions; and certain restricted securities (i.e., securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly) that Lord Abbett determines to be illiquid.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, including to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, other buying opportunities in the market, and the impact of the security’s duration on the Fund’s overall duration.

PROSPECTUS – THE FUNDS

The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political or other conditions, the Fund may take a temporary defensive position by investing up to 100% of its assets in the following: (1) short-term taxable securities; and (2) cash, investment grade commercial paper, investment grade municipal bonds, and short-term U.S. Government securities. Taking a temporary defensive position could reduce tax-exempt income and prevent the Fund from achieving its investment objective.

In an attempt to increase income, manage portfolio duration, or hedge against risk, the Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may invest in the following types of derivatives:

•

Futures Contracts and Options on Futures Contracts. The Fund may enter into financial futures contracts and options on futures contracts for hedging purposes (including to hedge against changes in interest rates and securities prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter (“OTC”) market. The Fund is not registered as, nor is it subject to registration or regulation as, a commodity pool operator under the Commodity Exchange Act.

•

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, and Interest Rate Caps, Floors, and Collars. The Fund may enter into swap transactions for hedging purposes (including to hedge against changes in interest rates and securities prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, including an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

PROSPECTUS – THE FUNDS

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

•

Inverse Floaters. The Fund may invest up to 100% of its assets in inverse floaters. The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty that divides a municipal security into a short-term floating rate security and a long-term floating rate security. The long-term floating rate security is referred to as an “inverse floater” because it pays interest at rates that move in the opposite direction of those on the short-term floating rate security. As short-term interest rates rise, inverse floaters are expected to produce less (or perhaps no) current income, but as short-term interest rates fall, inverse floaters are expected to produce more current income.

The Fund may invest in inverse floaters in two ways: (1) the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer, which deposits the municipal security in a trust; or (2) the Fund may purchase inverse floaters created by municipal issuers (or other parties) that have deposited municipal bonds into a sponsored trust.

Because of the accounting treatment for inverse floaters created by the Fund’s transfer of a municipal bond to a trust, the Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects the Fund’s expense ratios, statements of income and assets and liabilities and causes the Fund’s Statement of Investments to include the underlying municipal bond. To the extent that the Fund invests in inverse floaters, the Fund’s annual fund operating expenses, shown in its fee table earlier in this prospectus, include certain estimated expenses and fees related to the Fund’s investments in inverse floaters. Under accounting rules, the Fund would also recognize

PROSPECTUS – THE FUNDS

additional income in an amount that directly corresponds to these expenses and, as a result the Fund’s net asset values per share and total returns should not be affected by these additional expenses.

PRINCIPAL RISKS

All Funds

Each Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which a Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, a Fund’s investments typically will lose value.

Risks that could adversely affect the Fund’s performance or increase volatility include the following:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but they have a higher risk of default than investment grade municipal bonds, and their prices are much more volatile. The market for high yield municipal bonds may be less liquid and may be subject to greater credit risk than investment-grade municipal bonds. Below investment grade municipal bonds may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade municipal bonds generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade municipal bonds are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. These securities may be subject to greater price volatility due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Some issuers of below investment grade bonds, may be more likely to default as to principal or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to a Fund. A Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

PROSPECTUS – THE FUNDS

The secondary market for below investment grade municipal bonds is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade municipal bonds in its portfolio.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based on the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the municipal bond insurers that insure securities in a Fund’s portfolio may affect the value of the securities they insure, a Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Funds also may be adversely affected by the inability of an insurer to meet its insurance obligations. In addition, a decline in the credit quality of a private activity bond usually is directly related to a decline in the credit standing of the private user of the facility.

PROSPECTUS – THE FUNDS

•

Distressed Debt Risk – Each Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that a Fund holds distressed debt, that Fund will be subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

•

Derivatives Risk – To the extent that a Fund uses derivatives, the Fund will be exposed to the risk that the value of a derivative instrument does not move in correlation with the value of the underlying security, market index or interest rate, or moves in an opposite direction than anticipated by the Fund. Investing in derivatives also includes the risk that the derivatives will become illiquid and that the counterparty to the options, futures, forwards, or swap agreement or contract may fail to perform its obligations. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by a Fund in the derivative instrument. In addition, the Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Derivatives may be leveraged so that small changes may produce disproportionate and substantial losses to a Fund. Loss may result from a Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. They also may increase a Fund’s interest rate risk.

•

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors, and Collars Risks – The use of interest rate, credit, and total return swaps, options on swaps, and interest rate caps, floors, and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values, and interest rates, the investment performance of the Funds would be less favorable than it would have been if these investment techniques were not used. It is not currently expected that these investments will be a principal strategy of the Funds.

•

Inverse Floater Risk – An inverse floater is a type of derivative debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the

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floating rate note. Because changes in the interest rate on the floating rate note inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than the value and income of a fixed rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. The value of inverse floaters also falls faster than the value of fixed rate municipal bonds when interest rates rise, and conversely, their value rises more rapidly when interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but tend to outperform that market when long-term interest rates decline.

Each Fund may acquire inverse floaters issued by trusts that have been established by a transfer of municipal bonds by the Fund or an agent on behalf of the Fund. Such transfers do not qualify for sale treatment under Statement of Financial Accounting Standard No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;” therefore, the municipal bonds deposited into such trusts are presented in the Funds’ schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates. Interest income from the underlying bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a trust are reported as expenses of the Fund involved. The floating rate trust certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the trust for redemption at par at each reset date. The inverse floaters held by a Fund provide the Fund the right to (1) cause the holders of a proportional share of floating rate trust certificates to tender their certificates at par and (2) transfer a corresponding share of the municipal bonds from the trust to the Fund.

•

Options and Futures Risks – Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

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•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, a Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (including in the electric utility and health care industries), there may be additional risk to a Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

•

Insured Municipal Bond Risk – Insurance policies that guarantee timely payment of principal and interest on insured municipal bonds do not guarantee the value of the bonds themselves or the value of a Fund’s shares. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value.

•

Interest Rate Risk – Prices of fixed income securities, including tax-exempt securities, generally fall during a rising interest rate environment. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Because all of the Funds (other than the Short Duration Tax Free Fund) tend to invest in longer-term bonds, including inverse floaters, to a greater degree than some municipal bond funds, such Funds normally will be more sensitive to interest rate risk than those other municipal bond funds. Because the Short Duration Tax Free Fund primarily invests in short duration municipal bonds, it is less sensitive to interest rate risk than a fund that invests primarily in longer duration municipal bonds (although the Fund’s investments in inverse floaters increase its interest rate risk).

•

Liquidity Risk – It may be difficult for a Fund to sell certain securities, including below investment grade municipal bonds, illiquid securities, or restricted securities, in a timely manner and at their stated value, which could result in losses to the Fund. The market for below investment municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, a Fund could underperform similar funds or lose money.

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•

Nondiversification Risk – The Short Duration Tax Free Fund, Intermediate Tax Free Fund, AMT Free Municipal Bond Fund, and National Tax Free Fund are diversified funds. A diversified fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund’s total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Each of the other Funds is a nondiversified fund, which means that they may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund. As a result, the value of a nondiversified fund’s investments may be more affected by a single adverse economic, political, or regulatory event, as compared with a diversified fund.

•

State and Territory Risks – Because the California Fund and the New Jersey Fund focus on the States of California and New Jersey, respectively, and the New York Fund focuses on New York State and New York City, each such Fund’s performance may be more affected by local, state, and regional factors than a fund that invests in municipal bonds issued in many states. These factors may include, for example, economic or political developments, erosion of the tax base, and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of any of the Funds (including the National Tax Free Fund, AMT Free Municipal Bond Fund, High Yield Municipal Bond Fund, Intermediate Tax Free Fund, and Short Duration Tax Free Fund), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services, and added pressure on budgets for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. Although states generally have the ability to raise revenue through state income and other taxes, local governments, issuers of industrial development bonds, issuers of private activity bonds and other types of issuers of municipal bonds may face severe difficulties in raising revenue during periods of economic decline or delayed recovery. States also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and are likely to face less flexibility and liquidity in the future. All of this could have significant consequences for each of the Funds because a worsening of the economic position of a state or other issuer of bonds in which a Fund invests could lower the value of that Fund’s investments and could cause you to lose money.

•

Taxability Risk – The IRS has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although each

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Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. In such a case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.

•

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds Risks – Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, a Fund may not receive any return on its investment.

An investment in zero coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources including the sale of Fund shares.

An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI and further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Boards of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds’ portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

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Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Funds’ semiannual report to shareholders for the six-month period ended March 31.

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, and manages approximately $105.4 billion in assets across a full range of mutual funds, institutional and separately managed accounts, including $3.3 billion for which Lord Abbett provides investment models to managed account sponsors, as of November 30, 2010.

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Daniel S. Solender, Partner and Director, joined Lord Abbett as a member of the municipal team in 2006. Mr. Solender was formerly a Vice President and Portfolio Manager at Nuveen Investments from 1992 to 1999 and 2003 to 2006 and a Principal and Portfolio Manager at Vanguard Group from 1999 to 2003. Assisting Mr. Solender are Daphne Car, Philip B. Herman, and Daniel T. Vande Velde. Ms. Car, Portfolio Manager, joined Lord Abbett in 2004 and became a member of the investment team in 2007. Messrs. Herman and Vande Velde, Portfolio Managers, joined Lord Abbett as members of the team in 2007. Mr. Herman was formerly a Portfolio Manager at Lehman Brothers Asset Management/Neuberger Berman from 2004 to 2007. Mr. Vande Velde was formerly a Portfolio Manager at McDonnell Investment Management from 1997 to 2007.

Mr. Solender is primarily responsible for the day-to-day management of the AMT Free Municipal Bond Fund, High Yield Municipal Bond Fund and National Tax Free Fund. Mr. Solender and Ms. Car are jointly and primarily responsible for the day-to-day management of the California Tax Free Fund. Messrs. Solender and Herman are jointly and primarily responsible for the day-to-day management of the New Jersey Tax Free Fund and New York Tax Free Fund. Messrs. Solender and Vande Velde are jointly and primarily responsible for the day-to-day management of the Short Duration Tax Free Fund and Intermediate Tax Free Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets.

The management fee for each of Short Duration Tax Free Fund and Intermediate Tax Free Fund is accrued daily and payable monthly at the following annual rate:

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0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets; and

0.35% on average daily net assets over $5 billion.

For the fiscal year ended September 30, 2010, the effective annual rate of the fee paid to Lord Abbett, after taking into account Lord Abbett’s voluntary fee waiver and expense reimbursement, was 0.25% for Short Duration Tax Free Fund and 0.32% for Intermediate Tax Free Fund.

The management fee for each of AMT Free Municipal Bond Fund and High Yield Municipal Bond Fund is accrued daily and payable monthly at the following annual rate:

0.50% on the first $1 billion of average daily net assets;

0.45% on the next $1 billion of average daily net assets; and

0.40% on average daily net assets over $2 billion.

The AMT Free Municipal Bond Fund did not pay Lord Abbett a management fee for the fiscal year ended September 30, 2010 because the Fund commenced operations after the fiscal year end.

For the fiscal year ended September 30, 2010, the effective annual rate of the fee paid to Lord Abbett, after taking into account Lord Abbett’s voluntary fee waiver and expense reimbursement, was 0.48% for High Yield Municipal Bond Fund.

The management fee for each of the National Tax Free Fund, California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund is accrued daily and payable monthly at the following annual rate:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on average daily net assets over $2 billion.

For the fiscal year ended September 30, 2010, the effective annual rate of the fee paid to Lord Abbett was at an effective annual rate of 0.44% for National Tax Free Fund, and was 0.45% for California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is

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best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you depending on the share class you choose; and

•	the amount of compensation that your financial intermediary will receive depending on the share class you choose.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares
Availability	Available through financial intermediaries to individual investors
Front-End Sales Charge	Up to 2.25% reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more
CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances
Distribution and Service (12b-1) Fee(1)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%
Conversion	None
Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

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Class B Shares
Availability	Class B shares no longer are available for purchase by new or existing investors and will only be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.
Front-End Sales Charge	None
CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%
Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)
Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

Class C Shares
Availability	Available through financial intermediaries to individual investors; purchases generally must be under $500,000
Front-End Sales Charge	None
CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee(1)	1.00%(4) of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%
Conversion	None
Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

Class F Shares
Availability	Available only to eligible fee-based advisory programs and certain registered investment advisors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%
Conversion	None
Exchange Privilege(2)	Class F shares of most Lord Abbett Funds

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Class I Shares
Availability	Available only to eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	None
Conversion	None
Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

Class P Shares
Availability	Available on a limited basis through certain financial intermediaries(5)
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%
Conversion	None
Exchange Privilege(2)	Class P shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, C, and F shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(4)

The Fund is subject to Class C service and distribution fees at a blended rate calculated based on (1) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

(5)	Class P shares are closed to substantially all new investors.

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Investment Minimums.

Investment Minimums — Initial/Additional Investments(1)
Class(2)	A and C	F and P(3)	I
General	$1,000/No minimum	No minimum	$1 million minimum(4)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)  Consult your financial intermediary for more information.

(2)  Class B shares no longer are available for purchase by new or existing investors and shares will only be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

(3)  Class P shares are closed to substantially all new investors.

(4)  There is no minimum initial investment for certain purchases through or by a financial intermediary (otherwise eligible to purchase Class I shares) that charge a fee for services that include investment advisory or management services. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, CDSC, and conversion features will continue to apply to Class B shares held by shareholders. Any purchase requests for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisors that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

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Class I Shares. Class I shares are available for purchase by the following entities:

•

Institutional investors, including companies, foundations, trusts and endowments, and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of $1 million or more, provided that the shares are not purchased through a brokerage account, trading platform, or advisory program sponsored or maintained by a broker or dealer primarily engaged in the retail securities business;

•

Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

Registered investment advisers investing on behalf of their advisory clients, provided that in the case of a registered investment adviser that is also a registered broker-dealer, the firm has not entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of Lord Abbett’s own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm; and

•

Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases;

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as fund of funds.

Shareholders who held Class I shares on July 9, 2010 may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the registration of the account since that date.

Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

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SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge – Class A Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%
$500,000 and over	No Sales Charge		1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, and P shares are not subject to a CDSC.

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If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC. The CDSC will be remitted to the appropriate party.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC – Class B Shares
Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (As % of Amount Subject to CDSC)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary (2)	None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers also is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf. This information also may be reached at www.lordabbett.com by clicking on the “Performance and Pricing” tab under the mutual fund detail section, and clicking on the “more information” link next to the “Price at Breakpoints” table.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your

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financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

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Rights of Accumulation – A Purchaser may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any withdrawals. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

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Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not

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included. Class I share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser
A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund
An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);

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purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

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purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on Class A, B, or C shares under the circumstances listed in the chart below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)
Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C
Death of the shareholder	B,C
Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B,C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, financial intermediaries may charge a fee to effect transactions in Fund shares.

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Sales compensation originates from sales charges that are paid directly by shareholders, and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates based upon average daily net assets shown in the “Fees and Expenses” table above. The portion of the distribution and service (12b-1) fees that are paid to financial intermediaries is as follows:

	Class
Fee(1)	A	B	C(2)(3)	F	I	P
Service(2)	0.15%	0.25%	0.25%	—	—	0.25%
Distribution	0.05%	0.75%	0.75%	0.10%	—	0.20%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and Class C shares, the service fee shall begin to accrue after 12 months following the purchase and payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Lord Abbett Distributor may pay 12b-1 fees to financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

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Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) in connection with purchases of $500,000 or more.

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a financial intermediary decides to waive receipt of the concession, any CDSC that otherwise might have applied to any such purchase will be waived. Any waiver must be authorized by the financial intermediary firm and the registered representative.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule – Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession
$500,000 to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares are no longer available.

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Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Class F, I and P Shares. Class F, I and P shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”).

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees) and without additional cost to the Fund or the Fund’s shareholders.

This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the fee table of this prospectus. The payments may be for activities including but not limited to the following:

•	marketing and/or distribution support for Dealers;

•	the Dealers’ and their investment professionals’ shareholder servicing efforts;

•	training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•	certain information regarding Dealers and their investment professionals;

•	sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers’ investment professionals and/or their clients or potential clients;

•	the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes;

•	certain Dealers’ costs associated with orders relating to Fund shares (“ticket charges”); and/or

•	any other permissible activity that Lord Abbett or Lord Abbett Distributor, in its sole discretion, believes would facilitate sales of Fund shares.

Some of these payments sometimes are called “revenue sharing” payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services

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that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary’s sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund’s assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer’s costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the amount of any additional payments to Dealers. These factors include, but are not limited to, the Dealer’s sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett’s relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups most Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The tiered payments generally range from 0.02% to 0.10% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds’ assets and/or sales. However, Lord

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Abbett or Lord Abbett Distributor from time to time may pay revenue sharing in excess of these amounts to cultivate new relationships with Dealers it believes have the potential to sell significant amounts of Fund shares. In such cases, Lord Abbett expects that over time, as these relationships grow, the amount of revenue sharing paid to such Dealers would conform to levels that fall within the ranges described above. The payments may not include payments for certain items, such as training and education activities, other meetings, conferences, and the purchase of certain products and services from the Dealers. On occasion, Lord Abbett also may make payments to Dealers on a basis unrelated to its assessment of the prospects for a long-term distribution relationship. Not all Dealers receive revenue sharing payments and the amount of revenue sharing may vary for different Dealers. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett’s method of calculating revenue sharing payments may be different from the methods that the Dealers use. Please refer to the Fund’s SAI for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer’s investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer’s investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a “preferred” or “recommended” list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund’s portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund’s portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer’s sales in deciding which Dealer to choose to execute the Fund’s portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund’s receipt of the best net results. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

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Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

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PURCHASES

Initial Purchases. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a financial intermediary that maintains accounts in its name for the benefit of individual investors, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a fee based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Name of Fund

P.O. Box 219336

Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

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Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and

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(2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies - Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

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An exchange of Fund shares for shares of another fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any fund into which you are exchanging.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) business days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by

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wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, as well as tax liability, when converting the distributed securities to cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

ACCOUNT SERVICES

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

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For investing
Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.
Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

* In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares
Systematic Withdrawal Plan (“SWP”)	You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000.
Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

PROSPECTUS – THE FUNDS

Householding. We have adopted a policy that allows us to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

In calculating NAV, securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued under fair value procedures approved by and administered under the supervision of the Fund’s

PROSPECTUS – THE FUNDS

Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to

PROSPECTUS – THE FUNDS

identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming shares valued at $5,000 or more from a Lord Abbett Fund will be prohibited from investing in the same Lord Abbett Fund for 30 calendar days after the redemption date (the “Policy”). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless Lord Abbett Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) retirement and benefit plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle that Lord Abbett Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a fee-based program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the financial intermediary maintaining the account is able to identify the transaction in its records as one of these transactions. The Policy does not apply to the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Lord Abbett Floating Rate Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund, provided that your Financial Intermediary is able to implement such exclusions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further

PROSPECTUS – THE FUNDS

purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity

PROSPECTUS – THE FUNDS

that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your

PROSPECTUS – THE FUNDS

purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

DISTRIBUTIONS AND TAXES

All Funds

Each Fund expects to declare “exempt-interest dividends” from its net investment income daily and pay them monthly. Each Fund expects to distribute any net capital gains annually. All distributions, including exempt-interest dividends, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments.

Each Fund seeks to earn income and pay exempt-interest dividends that are exempt from federal income tax. It is anticipated that substantially all of each Fund’s income will be exempt from federal income tax. However, each Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax. The AMT Free Municipal Bond Fund anticipates that substantially all of its income will be exempt from the federal AMT. For all other Funds, a portion of the exempt-interest dividends you receive may be subject to federal individual AMT. (In the case of High Yield Municipal Bond Fund, all or a portion of the exempt-interest dividends you receive may be subject to federal individual AMT.) Each Fund, other than the AMT Free Municipal Bond Fund, may invest up to 20% (or 100% in the case of High Yield Municipal Bond Fund) of its net assets in private activity bonds (sometimes called “AMT paper”) that generate income that is an item of tax preference when determining your federal individual or corporate AMT, which may cause the income to be taxable. In addition, certain exempt-interest dividends may result in or increase a corporate shareholder’s liability for the corporate AMT.

Distributions of short-term capital gains and gains characterized as market discount are taxable as ordinary income for federal income tax purposes, while distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares or whether distributions are reinvested or paid in cash. Any sale, redemption or exchange of Fund shares may be taxable.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

PROSPECTUS – THE FUNDS

If you buy shares when a Fund has realized but not yet either declared or distributed taxable income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a taxable dividend.

Changes in federal or state law or adverse determinations by the IRS or a court, as they relate to certain municipal bonds, may make income from such bonds taxable.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the IRS when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year. Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

STATE TAXABILITY OF DISTRIBUTIONS

For All Single-State Funds – With respect to each state Fund described below, generally exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on certain obligations of the federal government and other U.S. instrumentalities paid to shareholders who are residents of that state will be exempt from personal income tax in that state, but exempt-interest dividends derived from interest on obligations of other states and local jurisdictions paid to such shareholders will not be exempt from state and local taxes in that state.

Special rules, described below, may also apply. Even if exempt from personal income tax, exempt-interest dividends may be subject to a state’s franchise or other corporate or business taxes if received by a corporation subject to taxes in that state.

Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares, that are federally taxable as ordinary income or capital gains will be includible in income for both state personal income and corporate tax purposes. Furthermore, a portion of the Fund’s distributions, including exempt-interest dividends, may be subject to state personal income or corporate AMT. The income from private activity bonds may be an item of tax preference for state individual or corporate AMT purposes.

The following special rules generally apply only to shareholders who are residents of the corresponding state.

PROSPECTUS – THE FUNDS

California Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from California personal income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the California franchise tax.

New Jersey Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from New Jersey personal income taxes. All exempt-interest dividends from the Fund are included in income of corporate shareholders that are subject to the New Jersey corporation business tax.

New York Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, personal income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the New York State corporation franchise tax, as well as New York City general corporation tax.

For All Multi-State Funds — Shareholders generally will not be able to exclude exempt-interest dividends paid by the Short Duration Tax Free Fund, Intermediate Tax Free Fund, AMT Free Municipal Bond Fund, National Tax Free Fund and High Yield Municipal Bond Fund from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt-interest dividends from a Fund to be excludable from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludable from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to a state of residence is properly excludable when determining your taxable income.

Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares that are federally taxable as ordinary income or capital gains will be includable in income for both state personal income and corporate tax purposes. In addition, the portion of the Short Duration Tax Free Fund’s, Intermediate Tax Free Fund’s, National Tax Free Fund’s and High Yield Municipal Bond Fund’s dividends attributable to private activity bonds may be a tax preference item for state AMT purposes.

The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state, local, and foreign taxes and how these relate to your own tax situation.

PROSPECTUS – THE FUNDS

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2010 annual reports to shareholders, and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. No Financial Statements are available for the AMT Free Municipal Bond Fund because it is newly organized and has not completed its first fiscal year as of the date of this prospectus.

PROSPECTUS – THE FUNDS

SHORT DURATION TAX FREE FUND

Financial Highlights

	Class A Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00
Investment operations:
Net investment income(b)	.30		.33
Net realized and unrealized gain	.20		.68
Total from investment operations	.50		1.01
Distributions to shareholders from:
Net investment income	(.30)		(.41)
Net asset value, end of period	$15.80		$15.60
Total Return(c)	3.24%		6.82	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.55%		.44	%(e)
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.55	%(f)	.44	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.70%		.75	%(e)
Net investment income	1.91%		2.68	%(e)
Supplemental Data:
Net assets, end of period (000)	$1,326,511		$609,072
Portfolio turnover rate	36.21%		64.00%

(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – SHORT DURATION TAX FREE FUND

SHORT DURATION TAX FREE FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00
Investment operations:
Net investment income(b)	.18		.23
Net realized and unrealized gain	.19		.68
Total from investment operations	.37		.91
Distributions to shareholders from:
Net investment income	(.17)		(.31)
Net asset value, end of period	$15.80		$15.60
Total Return(c)	2.42%		6.10	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.35%		1.23	%(e)
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	1.35	%(f)	1.23	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%		1.51	%(e)
Net investment income	1.12%		1.88	%(e)
Supplemental Data:
Net assets, end of period (000)	$251,390		$128,116
Portfolio turnover rate	36.21%		64.00%

(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – SHORT DURATION TAX FREE FUND

SHORT DURATION TAX FREE FUND

Financial Highlights (continued)

	Class F Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00
Investment operations:
Net investment income(b)	.32		.36
Net realized and unrealized gain	.20		.66
Total from investment operations	.52		1.02
Distributions to shareholders from:
Net investment income	(.32)		(.42)
Net asset value, end of period	$15.80		$15.60
Total Return(c)	3.34%		6.90	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.45%		.34	%(e)
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.45	%(f)	.34	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.61%		.64	%(e)
Net investment income	2.02%		2.88	%(e)
Supplemental Data:
Net assets, end of period (000)	$284,289		$100,723
Portfolio turnover rate	36.21%		64.00%

(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – SHORT DURATION TAX FREE FUND

SHORT DURATION TAX FREE FUND

Financial Highlights (concluded)

	Class I Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00
Investment operations:
Net investment income(b)	.33		.34
Net realized and unrealized gain	.20		.70
Total from investment operations	.53		1.04
Distributions to shareholders from:
Net investment income	(.33)		(.44)
Net asset value, end of period	$15.80		$15.60
Total Return(c)	3.43%		7.04	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.35%		.25	%(e)
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.34	%(f)	.25	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.50%		.57	%(e)
Net investment income	2.11%		2.71	%(e)
Supplemental Data:
Net assets, end of period (000)	$2,221		$3,407
Portfolio turnover rate	36.21%		64.00%

(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – SHORT DURATION TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$9.42	$9.75	$9.81	$9.80
Investment operations:
Net investment income(a)	.39	.38	.37	.36	.32
Net realized and unrealized gain (loss)	.23	.86	(.32)	(.06)	.03
Total from investment operations	.62	1.24	.05	.30	.35
Distributions to shareholders from:
Net investment income	(.38)	(.38)	(.38)	(.36)	(.34)
Net asset value, end of year	$10.52	$10.28	$9.42	$9.75	$9.81
Total Return(b)	6.22%	13.50%	.43%	3.11%	3.67%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.63%	.44%	.27%	.27%	.27%
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	.63%	.44%	.24%	.25%	.25%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.71%	.72%	.79%	1.37%	1.66%
Net investment income	3.76%	3.89%	3.80%	3.68%	3.34%
Supplemental Data:
Net assets, end of year (000)	$1,320,285	$798,344	$338,400	$17,046	$7,234
Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights (continued)

	Class B Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.27	$9.41	$9.74	$9.80	$9.79
Investment operations:
Net investment income(a)	.31	.30	.31	.29	.26
Net realized and unrealized gain (loss)	.23	.87	(.33)	(.06)	.02
Total from investment operations	.54	1.17	(.02)	.23	.28
Distributions to shareholders from:
Net investment income	(.30)	(.31)	(.31)	(.29)	(.27)
Net asset value, end of year	$10.51	$10.27	$9.41	$9.74	$9.80
Total Return(b)	5.38%	12.65%	(.29)%	2.35%	2.92%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.43%	1.24%	1.02%	1.02%	1.02%
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	1.43%	1.23%	1.00%	1.00%	1.00%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.51%	1.52%	1.67%	2.12%	2.32%
Net investment income	2.98%	3.10%	3.15%	2.95%	2.67%
Supplemental Data:
Net assets, end of year (000)	$7,725	$6,315	$1,966	$802	$848
Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.27	$9.41	$9.74	$9.80	$9.79
Investment operations:
Net investment income(a)	.31	.31	.30	.29	.25
Net realized and unrealized gain (loss)	.24	.87	(.32)	(.06)	.03
Total from investment operations	.55	1.18	(.02)	.23	.28
Distributions to shareholders from:
Net investment income	(.31)	(.32)	(.31)	(.29)	(.27)
Net asset value, end of year	$10.51	$10.27	$9.41	$9.74	$9.80
Total Return(b)	5.44%	12.76%	(.31)%	2.35%	2.90%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.10%	1.02%	1.02%	1.02%
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	1.37%	1.09%	0.98%	1.00%	1.00%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.46%	1.47%	1.45%	2.02%	2.31%
Net investment income	3.01%	3.22%	3.11%	2.95%	2.59%
Supplemental Data:
Net assets, end of year (000)	$391,138	$180,270	$44,402	$4,249	$2,784
Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights (continued)

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.28	$9.42	$9.75	$9.75
Investment operations:
Net investment income(b)	.40	.38	.39	–	(c)
Net realized and unrealized gain (loss)	.23	.87	(.33)	–	(c)
Total from investment operations	.63	1.25	.06	–	(c)
Distributions to shareholders from:
Net investment income	(.39)	(.39)	(.39)	–
Net asset value, end of period	$10.52	$10.28	$9.42	$9.75
Total Return(d)	6.33%	13.61%	.57%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.53%	.40%	.13%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(g)	.53%	.39%	.10%	.00	%(e)(f)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.61%	.64%	.67%	.00	%(e)(f)
Net investment income	3.86%	3.90%	3.97%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$307,256	$103,873	$1,460	$10
Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights (concluded)

	Class P Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$9.42	$9.75	$9.81	$9.80
Investment operations:
Net investment income(a)	.36	.36	.36	.34	.31
Net realized and unrealized gain (loss)	.24	.86	(.33)	(.06)	.02
Total from investment operations	.60	1.22	.03	.28	.33
Distributions to shareholders from:
Net investment income	(.36)	(.36)	(.36)	(.34)	(.32)
Net asset value, end of year	$10.52	$10.28	$9.42	$9.75	$9.81
Total Return(b)	5.99%	13.27%	.29%	2.91%	3.46%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.86%	.65%	.46%	.47%	.47%
Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	.86%	.64%	.43%	.45%	.45%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.94%	.96%	1.13%	1.57%	1.77%
Net investment income	3.56%	3.73%	3.73%	3.49%	3.15%
Supplemental Data:
Net assets, end of year (000)	$13	$13	$11	$11	$11
Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

NATIONAL TAX FREE FUND

Financial Highlights

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.62	$9.71	$11.12	$11.52	$11.55
Investment operations:
Net investment income(a)	.54	.52	.51	.49	.46
Net realized and unrealized gain (loss)	.21	.90	(1.41)	(.40)	(.02)
Total from investment operations	.75	1.42	(.90)	.09	.44
Distributions to shareholders from:
Net investment income	(.53)	(.51)	(.51)	(.49)	(.47)
Net asset value, end of year	$10.84	$10.62	$9.71	$11.12	$11.52
Total Return(b)	7.34%	15.40%	(8.41)%	.79%	3.94%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.86%	.92%	1.05%	1.18%	1.20%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.77%	.77%	.79%	.77%	.92%
Expenses, excluding expense reductions and expenses reimbursed	.86%	.92%	1.06%	1.27%	1.20%
Net investment income	5.12%	5.49%	4.77%	4.34%	4.04%
Supplemental Data:
Net assets, end of year (000)	$1,007,123	$889,665	$740,198	$525,513	$499,778
Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%	72.24%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NATIONAL TAX FREE FUND

NATIONAL TAX FREE FUND

Financial Highlights (continued)

	Class B Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.68	$9.75	$11.16	$11.56	$11.58
Investment operations:
Net investment income(a)	.46	.45	.42	.41	.39
Net realized and unrealized gain (loss)	.21	.91	(1.41)	(.40)	(.02)
Total from investment operations	.67	1.36	(.99)	.01	.37
Distributions to shareholders from:
Net investment income	(.45)	(.43)	(.42)	(.41)	(.39)
Net asset value, end of year	$10.90	$10.68	$9.75	$11.16	$11.56
Total Return(b)	6.48%	14.48%	(9.08)%	.08%	3.32%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.66%	1.72%	1.85%	1.90%	1.86%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.57%	1.57%	1.58%	1.49%	1.58%
Expenses, excluding expense reductions and expenses reimbursed	1.66%	1.72%	1.86%	1.99%	1.86%
Net investment income	4.33%	4.70%	3.94%	3.61%	3.39%
Supplemental Data:
Net assets, end of year (000)	$16,143	$18,540	$18,032	$23,502	$27,871
Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%	72.24%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NATIONAL TAX FREE FUND

NATIONAL TAX FREE FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.63	$9.73	$11.15	$11.54	$11.57
Investment operations:
Net investment income(a)	.46	.46	.44	.42	.39
Net realized and unrealized gain (loss)	.23	.89	(1.41)	(.39)	(.02)
Total from investment operations	.69	1.35	(.97)	.03	.37
Distributions to shareholders from:
Net investment income	(.46)	(.45)	(.45)	(.42)	(.40)
Net asset value, end of year	$10.86	$10.63	$9.73	$11.15	$11.54
Total Return(b)	6.69%	14.58%	(9.01)%	.23%	3.26%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.56%	1.59%	1.67%	1.82%	1.86%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.47%	1.45%	1.41%	1.41%	1.58%
Expenses, excluding expense reductions and expenses reimbursed	1.56%	1.59%	1.68%	1.91%	1.86%
Net investment income	4.40%	4.78%	4.13%	3.70%	3.39%
Supplemental Data:
Net assets, end of year (000)	$181,209	$133,922	$80,301	$51,244	$44,450
Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%	72.24%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NATIONAL TAX FREE FUND

NATIONAL TAX FREE FUND

Financial Highlights (continued)

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.61	$9.71	$11.12	$11.12
Investment operations:
Net investment income(b)	.55	.53	.52	–	(c)
Net realized and unrealized gain (loss)	.21	.89	(1.41)	–	(c)
Total from investment operations	.76	1.42	(.89)	–	(c)
Distributions to shareholders from:
Net investment income	(.54)	(.52)	(.52)	–
Net asset value, end of period	$10.83	$10.61	$9.71	$11.12
Total Return(d)	7.43%	15.44%	(8.32)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.76%	.81%	.95%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.66%	.67%	.69%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses reimbursed	.76%	.81%	.97%	.00	%(e)(f)
Net investment income	5.18%	5.45%	5.00%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$62,200	$28,791	$2,310	$10
Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NATIONAL TAX FREE FUND

NATIONAL TAX FREE FUND

Financial Highlights (concluded)

	Class I Shares
	7/26/2010(a) to 9/30/2010
Per Share Operating Performance
Net asset value, beginning of period	$10.59
Investment operations:
Net investment income(b)	.10
Net realized and unrealized gain	.25
Total from investment operations	.35
Distributions to shareholders from:
Net investment income	(.10)
Net asset value, end of period	$10.84
Total Return(c)	3.31	%(d)
Ratios to Average Net Assets:
Expenses, excluding interest expense and including expense reductions(f)	.55	%(e)
Expenses, excluding expense reductions	.64	%(e)
Net investment income	5.21	%(e)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	63.31%

(a)	Commencement of investment operations was 7/26/2010 and SEC effective date was 4/30/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NATIONAL TAX FREE FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights

	Class A Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.49	$11.89		$15.03	$15.81	$15.41
Investment operations:
Net investment income(a)	.67	.72		.75	.75	.82
Net realized and unrealized gain (loss)	.31	(.37	)(b)	(3.13)	(.77)	.37
Total from investment operations	.98	.35		(2.38)	(.02)	1.19
Distributions to shareholders from:
Net investment income	(.66)	(.75)		(.76)	(.76)	(.79)
Net asset value, end of year	$11.81	$11.49		$11.89	$15.03	$15.81
Total Return(c)	8.88%	4.14%		(16.33)%	(.23)%	7.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.91%	1.03%		1.27%	1.31%	.49%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	.80%	.84%		.79%	.67%	.16%
Expenses, excluding expense reductions and expenses reimbursed	.91%	1.03%		1.30%	1.52%	1.34%
Net investment income	5.88%	7.13%		5.50%	4.75%	5.28%
Supplemental Data:
Net assets, end of year (000)	$1,236,637	$976,708		$695,723	$959,170	$731,726
Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%

(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

	Class B Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.51	$11.91		$15.03	$15.81	$15.41
Investment operations:
Net investment income(a)	.59	.66		.70	.68	.77
Net realized and unrealized gain (loss)	.30	(.39	)(b)	(3.14)	(.78)	.37
Total from investment operations	.89	.27		(2.44)	(.10)	1.14
Distributions to shareholders from:
Net investment income	(.58)	(.67)		(.68)	(.68)	(.74)
Net asset value, end of year	$11.82	$11.51		$11.91	$15.03	$15.81
Total Return(c)	7.97%	3.46%		(16.70)%	(.74)%	7.62%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.68%	1.78%		1.74%	1.77%	.80%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	1.57%	1.60%		1.26%	1.13%	.47%
Expenses, excluding expense reductions and expenses reimbursed	1.68%	1.81%		2.07%	2.24%	1.96%
Net investment income	5.15%	6.52%		5.10%	4.29%	4.99%
Supplemental Data:
Net assets, end of year (000)	$11	$10		$10	$11	$11
Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%

(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.50	$11.89		$15.03	$15.81	$15.41
Investment operations:
Net investment income(a)	.59	.66		.68	.67	.76
Net realized and unrealized gain (loss)	.30	(.37	)(b)	(3.14)	(.77)	.38
Total from investment operations	.89	.29		(2.46)	(.10)	1.14
Distributions to shareholders from:
Net investment income	(.58)	(.68)		(.68)	(.68)	(.74)
Net asset value, end of year	$11.81	$11.50		$11.89	$15.03	$15.81
Total Return(c)	7.99%	3.57%		(16.77)%	(.74)%	7.62%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.65%	1.66%		1.78%	1.81%	.88%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	1.55%	1.48%		1.30%	1.17%	.54%
Expenses, excluding expense reductions and expenses reimbursed	1.65%	1.67%		1.93%	2.17%	1.98%
Net investment income	5.14%	6.55%		5.00%	4.25%	4.98%
Supplemental Data:
Net assets, end of year (000)	$585,366	$455,042		$392,360	$538,419	$349,911
Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%

(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

	Class F Shares
	Year Ended 9/30				9/28/2007(a) to 9/30/2007
	2010	2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$11.50	$11.90		$15.03	$15.03
Investment operations:
Net investment income(b)	.69	.70		.76	–	(c)
Net realized and unrealized gain (loss)	.30	(.34	)(d)	(3.13)	–	(c)
Total from investment operations	.99	.36		(2.37)	–	(c)
Distributions to shareholders from:
Net investment income	(.67)	(.76)		(.76)	–
Net asset value, end of period	$11.82	$11.50		$11.90	$15.03
Total Return(e)	8.98%	4.25%		(16.19)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.81%	.91%		1.20%	.00	%(f)(g)
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(h)	.71%	.73%		.72%	.00	%(f)(g)
Expenses, excluding expense reductions and expenses reimbursed	.81%	.91%		1.20%	.00	%(f)(g)
Net investment income	5.97%	6.83%		5.90%	.00	%(f)(g)
Supplemental Data:
Net assets, end of period (000)	$215,479	$112,500		$4,513	$10
Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(e)	Total return assumes the reinvestment of all distributions.
(f)	Not annualized.
(g)	Amount is less than .01%.
(h)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

	Class I Shares
	7/26/2010(a) to 9/30/2010
Per Share Operating Performance
Net asset value, beginning of period	$11.58
Investment operations:
Net investment income(b)	.12
Net realized and unrealized gain	.23
Total from investment operations	.35
Distributions to shareholders from:
Net investment income	(.12)
Net asset value, end of period	$11.81
Total Return(c)	3.05	%(d)
Ratios to Average Net Assets:
Expenses, excluding interest expense and including expense reductions(f)	.62	%(e)
Expenses, excluding expense reductions	.72	%(e)
Net investment income	5.75	%(e)
Supplemental Data:
Net assets, end of period (000)	$112
Portfolio turnover rate	37.68%

(a)	Commencement of investment operations was 7/26/2010 and the SEC effective date was 4/30/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (concluded)

	Class P Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.50	$11.90		$15.04	$15.82	$15.42
Investment operations:
Net investment income(a)	.66	.71		.74	.75	.83
Net realized and unrealized gain (loss)	.30	(.39	)(b)	(3.13)	(.77)	.36
Total from investment operations	.96	.32		(2.39)	(.02)	1.19
Distributions to shareholders from:
Net investment income	(.64)	(.72)		(.75)	(.76)	(.79)
Net asset value, end of year	$11.82	$11.50		$11.90	$15.04	$15.82
Total Return(c)	8.67%	3.87%		(16.34)%	(.25)%	7.94%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.12%	1.26%		1.35%	1.32%	.47%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	1.02%	1.08%		.87%	.66%	.13%
Expenses, excluding expense reductions and expenses reimbursed	1.12%	1.26%		1.51%	1.73%	1.45%
Net investment income	5.71%	7.04%		5.46%	4.77%	5.41%
Supplemental Data:
Net assets, end of year (000)	$11	$10		$10	$12	$12
Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%

(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

CALIFORNIA TAX FREE FUND

Financial Highlights

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$9.38	$10.57	$10.91	$10.96
Investment operations:
Net investment income(a)	.47	.45	.45	.44	.41
Net realized and unrealized gain (loss)	.07	.80	(1.18)	(.34)	(.03)
Total from investment operations	.54	1.25	(.73)	.10	.38
Distributions to shareholders from:
Net investment income	(.47)	(.46)	(.46)	(.44)	(.43)
Net asset value, end of year	$10.24	$10.17	$9.38	$10.57	$10.91
Total Return(b)	5.52%	13.92%	(7.16)%	.87%	3.52%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.84%	.91%	1.18%	1.29%	1.07%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.78%	.78%	.80%	.87%	.93%
Expenses, excluding expense reductions and expenses reimbursed	.84%	.91%	1.18%	1.30%	1.07%
Net investment income	4.74%	4.87%	4.41%	4.03%	3.79%
Supplemental Data:
Net assets, end of year (000)	$166,247	$159,768	$144,165	$147,893	$160,416
Portfolio turnover rate	47.68%	34.04%	49.17%	50.77%	47.86%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – CALIFORNIA TAX FREE FUND

CALIFORNIA TAX FREE FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$9.39	$10.58	$10.92	$10.97
Investment operations:
Net investment income(a)	.40	.38	.39	.37	.34
Net realized and unrealized gain (loss)	.08	.80	(1.18)	(.34)	(.03)
Total from investment operations	.48	1.18	(.79)	.03	.31
Distributions to shareholders from:
Net investment income	(.40)	(.40)	(.40)	(.37)	(.36)
Net asset value, end of year	$10.25	$10.17	$9.39	$10.58	$10.92
Total Return(b)	4.88%	13.13%	(7.73)%	.23%	2.87%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.60%	1.79%	1.92%	1.72%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.49%	1.48%	1.41%	1.50%	1.58%
Expenses, excluding expense reductions and expenses reimbursed	1.55%	1.60%	1.79%	1.92%	1.72%
Net investment income	4.02%	4.14%	3.79%	3.40%	3.14%
Supplemental Data:
Net assets, end of year (000)	$33,280	$28,896	$18,793	$15,245	$15,052
Portfolio turnover rate	47.68%	34.04%	49.17%	50.77%	47.86%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – CALIFORNIA TAX FREE FUND

CALIFORNIA TAX FREE FUND

Financial Highlights (concluded)

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.17	$9.38	$10.57	$10.57
Investment operations:
Net investment income(b)	.48	.46	.45	–	(c)
Net realized and unrealized gain (loss)	.07	.80	(1.17)	–	(c)
Total from investment operations	.55	1.26	(.72)	–	(c)
Distributions to shareholders from:
Net investment income	(.48)	(.47)	(.47)	–
Net asset value, end of period	$10.24	$10.17	$9.38	$10.57
Total Return(d)	5.62%	14.06%	(7.07)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.74%	.79%	1.05%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.68%	.67%	.67%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses reimbursed	.74%	.79%	1.07%	.00	%(e)(f)
Net investment income	4.81%	4.84%	4.48%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$12,683	$6,578	$285	$10
Portfolio turnover rate	47.68%	34.04%	49.17%	50.77%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – CALIFORNIA TAX FREE FUND

NEW JERSEY TAX FREE FUND

Financial Highlights

	Class A Shares
	Year Ended 9/30
	2010		2009	2008		2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$4.78		$4.43	$5.00		$5.17		$5.20
Investment operations:
Net investment income(a)	.21		.21	.21		.21		.21
Net realized and unrealized gain (loss)	.07		.35	(.56)		(.17)		(.03)
Total from investment operations	.28		.56	(.35)		.04		.18
Distributions to shareholders from:
Net investment income	(.21)		(.21)	(.22)		(.21)		(.21)
Net asset value, end of year	$4.85		$4.78	$4.43		$5.00		$5.17
Total Return(b)	6.13%		13.13%	(7.36)%		.78%		3.51%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.83%		.81%	.90%		1.14%		1.10%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.80	%(c)	.81%	.82	%(c)	.81	%(c)	.86	%(c)
Expenses, excluding expense reductions and expenses reimbursed	.83%		.81%	.90%		1.21%		1.22%
Net investment income	4.53%		4.78%	4.34%		4.11%		4.03%
Supplemental Data:
Net assets, end of year (000)	$125,722		$128,778	$114,704		$129,106		$130,742
Portfolio turnover rate	32.22%		20.68%	32.16%		37.64%		28.99%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NEW JERSEY TAX FREE FUND

NEW JERSEY TAX FREE FUND

Financial Highlights (concluded)

	Class F Shares
	Year Ended 9/30					9/28/2007(a) to 9/30/2007
	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.78		$4.43	$5.00		$5.00
Investment operations:
Net investment income(b)	.22		.21	.21		–	(c)
Net realized and unrealized gain (loss)	.07		.35	(.56)		–	(c)
Total from investment operations	.29		.56	(.35)		–	(c)
Distributions to shareholders from:
Net investment income	(.22)		(.21)	(.22)		–
Net asset value, end of period	$4.85		$4.78	$4.43		$5.00
Total Return(d)	6.23%		13.26%	(7.27)%		.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.72%		.70%	.74%		.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.70	%(g)	.70%	.66	%(g)	.00	%(e)(f)(g)
Expenses, excluding expense reductions and expenses reimbursed	.72%		.70%	.77%		.00	%(e)(f)
Net investment income	4.61%		4.73%	4.41%		.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$2,775		$969	$48		$10
Portfolio turnover rate	32.22%		20.68%	32.16%		37.64%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NEW JERSEY TAX FREE FUND

NEW YORK TAX FREE FUND

Financial Highlights

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$9.71	$10.96	$11.27	$11.32
Investment operations:
Net investment income(a)	.49	.48	.46	.47	.48
Net realized and unrealized gain (loss)	.17	1.06	(1.24)	(.31)	(.05)
Total from investment operations	.66	1.54	(.78)	.16	.43
Distributions to shareholders from:
Net investment income	(.48)	(.47)	(.47)	(.47)	(.48)
Net asset value, end of year	$10.96	$10.78	$9.71	$10.96	$11.27
Total Return(b)	6.37%	16.49%	(7.37)%	1.47%	3.92%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.85%	.87%	.99%	1.01%	.80%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.77%	.78%	.78%	.70%	.62%
Expenses, excluding expense reductions and expenses reimbursed	.85%	.87%	1.00%	1.16%	1.11%
Net investment income	4.55%	4.90%	4.36%	4.20%	4.27%
Supplemental Data:
Net assets, end of year (000)	$238,259	$231,452	$221,057	$243,416	$233,101
Portfolio turnover rate	30.34%	22.34%	44.67%	25.38%	69.19%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction tender option bond trusts.

PROSPECTUS – NEW YORK TAX FREE FUND

NEW YORK TAX FREE FUND

Financial Highlights (continued)

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.76	$9.70	$10.96	$11.27	$11.32
Investment operations:
Net investment income(a)	.41	.41	.40	.39	.40
Net realized and unrealized gain (loss)	.19	1.06	(1.25)	(.30)	(.04)
Total from investment operations	.60	1.47	(.85)	.09	.36
Distributions to shareholders from:
Net investment income	(.41)	(.41)	(.41)	(.40)	(.41)
Net asset value, end of year	$10.95	$10.76	$9.70	$10.96	$11.27
Total Return(b)	5.74%	15.69%	(8.02)%	.84%	3.25%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.54%	1.55%	1.63%	1.67%	1.46%
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.46%	1.46%	1.41%	1.36%	1.28%
Expenses, excluding expense reductions and expenses reimbursed	1.54%	1.55%	1.63%	1.81%	1.77%
Net investment income	3.85%	4.21%	3.72%	3.53%	3.61%
Supplemental Data:
Net assets, end of year (000)	$42,397	$37,554	$31,262	$25,423	$16,622
Portfolio turnover rate	30.34%	22.34%	44.67%	25.38%	69.19%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction tender option bond trusts.

PROSPECTUS – NEW YORK TAX FREE FUND

NEW YORK TAX FREE FUND

Financial Highlights (concluded)

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.78	$9.72	$10.96	$10.96
Investment operations:
Net investment income(b)	.50	.48	.48	–	(c)
Net realized and unrealized gain (loss)	.18	1.06	(1.24)	–	(c)
Total from investment operations	.68	1.54	(.76)	–	(c)
Distributions to shareholders from:
Net investment income	(.49)	(.48)	(.48)	–
Net asset value, end of period	$10.97	$10.78	$9.72	$10.96
Total Return(d)	6.57%	16.51%	(7.18)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.75%	.77%	.82%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.67%	.68%	.61%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses reimbursed	.75%	.77%	.83%	.00	%(e)(f)
Net investment income	4.64%	4.81%	4.43%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$7,631	$3,143	$9	$10
Portfolio turnover rate	30.34%	22.34%	44.67%	25.38%

(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NEW YORK TAX FREE FUND

NOTES:

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:

The Lord Abbett Family of Funds

90 Hudson Street

Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Short Duration Tax Free Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett AMT Free Municipal Bond Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LATFI-1 (2/11)

SEC File Number: 811-03942

LORD ABBETT
Statement of Additional Information	February 1, 2011

LORD ABBETT

MUNICIPAL INCOME FUND

SHORT DURATION TAX FREE FUND				HIGH YIELD MUNICIPAL BOND FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LSDAX	F	LSDFX	A	HYMAX	F	HYMFX
B	N/A	I	LISDX	B	HYMBX	I	HYMIX
C	LSDCX			C	HYMCX	P	HYMPX

INTERMEDIATE TAX FREE FUND				CALIFORNIA TAX FREE FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LISAX	F	LISFX	A	LCFIX	I	CAILX
B	LISBX	I	LAIIX	C	CALAX	P	N/A
C	LISCX	P	LISPX	F	LCFFX

AMT FREE MUNICIPAL BOND FUND				NEW JERSEY TAX FREE FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LATAX	F	LATFX	A	LANJX	I	LINJX
C	LATCX	I	LMCIX	F	LNJFX	P	N/A

NATIONAL TAX FREE FUND				NEW YORK TAX FREE FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LANSX	F	LANFX	A	LANYX	I	NYLIX
B	LANBX	I	LTNIX	C	NYLAX	P	N/A
C	LTNSX	P	N/A	F	LNYFX

This statement of additional information (“SAI”) is not a prospectus. A prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the prospectus for the Lord Abbett Municipal Income Fund, Inc. (the “Income Fund”) dated February 1, 2011. Each Series of the Income Fund is referred to as a “Fund” or, collectively, the “Funds.” Certain capitalized terms used throughout this SAI are defined in the prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388. The Funds’ annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Municipal Income Fund (the “Income Fund”) was organized as a Maryland corporation on December 27, 1983. The Income Fund has 4,400,001,000 shares of authorized capital stock, $0.001 par value, consisting of the following eight series or portfolios: Lord Abbett Short Duration Tax Free Fund (“Short Duration Tax Free Fund”) offers five classes of shares (A, B, C, F, and I); Lord Abbett Intermediate Tax Free Fund (“Intermediate Fund”), Lord Abbett High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”), and Lord Abbett National Tax-Free Income Fund (“National Fund”) offer six classes of shares (A, B, C, F, I, and P); Lord Abbett AMT Free Municipal Bond Fund (“AMT Free Municipal Bond Fund”) offers four classes of shares (A, C, F, and I); Lord Abbett California Tax-Free Income Fund (“California Fund”) and Lord Abbett New Jersey Tax-Free Income (“New Jersey Fund”) offer five classes of shares (A, C, F, I, and P); and Lord Abbett NewYork Tax-Free Income Fund (“New York Fund”) offers four classes of shares (A, F, I and P).

As of November 19, 2010, the Short Duration Tax Free Fund, Intermediate Fund and High Yield Municipal Bond Fund were reorganized from the Lord Abbett Municipal Income Trust, a Delaware statutory trust, into the Income Fund.

Each Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), except for Short Duration Tax Free Fund, Intermediate Fund, AMT Free Municipal Bond Fund and National Fund, which are diversified, open-end management investment companies.

2.

Investment Policies

Fundamental Investment Restrictions. Each Fund’s investment objective, which is described in the prospectus, cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 Each Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Each Fund may not:

(1)

borrow money (except that (i) each Fund may borrow from banks (as defined by the Act)[2] in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;[3] and (v) the Short Duration Tax Free Fund and AMT Free Municipal Bond Fund may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

(2)	pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund’s investment policies as permitted by applicable law);[4]

(3)

engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this

1 A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

2 The term “bank” is defined in Section 2(a)(5) of the Act.

3 Securities and Exchange Commission (“SEC”) staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

4 Current federal securities laws prohibit a Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

3

limitation, (ii) each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Short Duration Tax Free Fund and AMT Free Municipal Bond Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

(5)

buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

with respect to 75% of the gross assets of the National Fund, Intermediate Fund, Short Duration Tax Free Fund, and AMT Free Municipal Bond Fund buy securities of one issuer representing more than (i) 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7)

invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

(8)	issue senior securities to the extent such issuance would violate applicable law.[5]

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions. In addition to each Fund’s investment objective and 80% investment policy in the prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by its Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)

invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)	invest in securities issued by other investment companies, except to the extent permitted by applicable law;[6]

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund’s total assets (included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund’s prospectus and SAI, as they may be amended from time to time; or

(7)

buy from or sell to any of the Income Fund’s officers, directors, employees, or each Fund’s investment adviser or any of the adviser’s officers, partners or employees, any securities other than shares of each Fund. Section 18(f) of the Act prohibits a Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that a Fund may borrow money from banks in amounts of up to 33 1/3% of its total assets.

5 Current federal securities laws prohibit a Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that a Fund may borrow money from banks in amounts of up to 33 1/3% of its total assets (including the amount borrowed).

6 Under current federal securities laws, a Fund may not acquire more than 3% of the voting shares of any other investment company, invest more than 5% of the Fund’s total assets in securities of any one investment company, or invest more than 10% of the Fund’s total assets in securities of all investment companies. (These percentage limitations may not apply to the Fund’s investments in money market funds.)

4

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security except in the case of the second and fourth non-fundamental restrictions, with which each Fund must comply at the time of purchase. A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percent of its assets invested in illiquid securities.

Portfolio Turnover Rate. For the fiscal years ended September 30, 2010 and September 30, 2009, the portfolio turnover rates for the Funds were as follows:

Fund	2010	2009
Short Duration Tax Free Fund	36.21%	64.00%
Intermediate Fund	30.23%	15.70%
AMT Free Municipal Bond Fund[1]	N/A	N/A
National Fund	63.31%	45.22%
High Yield Municipal Bond Fund	37.68%	32.88%
California Fund	47.68%	34.04%
New Jersey Fund	32.22%	20.68%
New York Fund	30.34%	22.34%
[1] The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with some investments and techniques. The composition of a Fund’s portfolio and the investments and techniques that a Fund uses in seeking its investment objective and employing its investment strategies will vary over time. A Fund may use each of the investments and techniques described below at all times, at some times, or not at all. While some of these investments and techniques involve risk when used independently, a Fund intends to use them to reduce risk and volatility in its portfolio.

Average Duration. The Short Duration Tax Free Fund maintains a dollar-weighted average effective portfolio duration between one and three years. Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Borrowing Money. Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.” If a Fund borrows money and experiences a decline in its net asset value (“NAV”), the borrowing will increase its losses. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.” Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for hedging purposes (including to hedge against changes in interest rates and securities prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). Each Fund also may enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

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•

Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

•

While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

•	The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s NAV.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

High-Yield or Lower-Rated Debt Securities. Each Fund (other than the High Yield Municipal Bond Fund, AMT Free Municipal Bond Fund and National Fund) may invest up to 20% of its assets in high-yield debt securities. The High Yield Municipal Bond Fund may invest up to 100% of its assets in high-yield debt securities the AMT Free Municipal Bond Fund and National Fund each may invest up to 35% of its assets in high-yield debt securities. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower (or unrated but determined by Lord Abbett to be of comparable quality) and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, each Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	Securities that are not readily marketable.

•	Certain municipal leases and participation interests.

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•	Certain structured securities and certain swap transactions.

•

restricted securities, unless Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment adviser, determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of

6

floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Investment Companies. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of any Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies generally will be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Municipal Bonds. In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico, and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue bonds.” General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. “Private activity” bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

In addition, municipal bonds include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal

7

leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Funds would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal bonds may also be in the form of a tender option bond, which is a municipal bond (generally held pursuant to a custodial agreement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund’s duration. There is a risk that the Funds will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Appendix A hereto contains a description of certain municipal bond ratings.

Non-Investment Grade Municipal Bonds. Non-investment grade municipal bonds and unrated municipal bonds of comparable credit quality (commonly known as “high yield” or “junk” bonds) may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade securities are subject to the increased risk of an

8

issuer’s inability to meet principal and interest obligations and a greater risk of default. These securities may be subject to greater price volatility due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

The secondary market for non-investment grade securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of a lower rated securities in its portfolio.

Options on Securities and Securities Indices. Each Fund may purchase and write national securities exchange-listed or over-the-counter (“OTC”) put and call options on securities or securities indices. A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund also may enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when a Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the portfolio manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund’s portfolio securities, the Fund may incur losses. The use of options can also increase a Fund’s transaction costs. OTC options will present greater possibility of loss because of their greater illiquidity and credit risks.

Securities Lending. Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker dealers. These loans may not exceed 30% of a Fund’s total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.” No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Securities lending involves the risk that the borrower will fail to return the securities in a timely manner or at all. Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

9

Securities as a Result of Exchanges or Workouts. Each Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

Short Sales. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales. This limit does not apply to a Fund’s use of short positions in U.S. Treasury note futures, or in other security futures, for bona fide hedging purposes or to pursue risk management strategies.

Structured Securities. Each Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Funds typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. A Fund could lose more than the principal amount invested.

Temporary Defensive Investments. As described in the prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive securities include:

•

Short-Term Taxable Securities. Each Fund may invest in bonds, the interest on which is subject to federal income tax and each Fund may be exempt from its state’s (if applicable) and, in the case of the New York Fund, New York City, personal income tax.

•

Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

•

Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

When-Issued Municipal Bonds. Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment (“settlement”) normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a Fund are each fixed on the purchase date. During the period between purchase and settlement, each Fund’s assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remain constant, or if the spread moves in a direction or to an extent which was not anticipated.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face

10

value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

As the buyer of these types of securities, a Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund involved may not receive any return on its investment.

Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return.

Investments in these securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted below, the Funds do not provide their portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.lordabbett.com or otherwise. The exceptions are as follows:

1.

The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.

The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain financial intermediaries one day following each period-end; and

3.

The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Funds’ officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities. In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information. However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio-related information under which the third party would maintain assets in the Funds or in other investment

11

companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Funds that have investment objectives and requirements that may be substantially similar to the Funds’. Such clients also may have portfolios consisting of holdings substantially similar to the Funds’ holdings. Such clients periodically may receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement. It is possible that any such client could trade ahead of or against the Funds based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett. In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice. To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Fund Portfolio Information Recipients. Attached as Appendix C is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Income Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Income Fund and who execute policies authorized by the Board. As discussed in the Funds’ semiannual report to shareholders, the Board also approves an investment adviser to the Income Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Income Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Board Leadership Structure

The Board currently has nine Directors, seven of whom are persons who are not “interested persons” of the Income Fund, sometimes referred to as independent directors/trustees or outside directors/trustees (“Independent Directors”). Robert S. Dow, Senior Partner of Lord Abbett, serves as the Chairman of the Board and E. Thayer Bigelow serves as the Board’s Lead Independent Director. The Lead Independent Director’s role is to serve as a liaison between the Independent Directors and Lord Abbett and act as chairperson of meetings of the Independent Directors and of the Nominating and Governance and Contract Committees, among other things. The Lead Independent Director speaks separately with the Chief Compliance Officer on a quarterly basis, or more frequently as needed, to discuss compliance matters. The Lead Independent Director also meets regularly with the Secretary of the Lord Abbett Funds to discuss, review, and revise as necessary the agenda for meetings of the Board and any related matters. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Dow’s long tenure with Lord Abbett, familiarity with the Fund’s business and affairs, and regular interactions with the Lead Independent Director. The Board believes that its leadership structure promotes the efficient and orderly flow of information from management to the Independent Directors and otherwise enhances the effectiveness of the Board’s oversight role. The Board generally meets eight times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Directors also meet regularly without the presence of management and are advised by independent legal counsel. As discussed more fully below, the Board has delegated certain aspects of its oversight

12

function to committees comprised of solely Independent Directors. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Fund’s business and affairs and their associated risks.

For simplicity, the following sections use the term “directors/trustees” to refer to Directors of the Fund and the directors/trustees of all other Lord Abbett-sponsored funds.

Qualifications of Directors/Trustees

The individual qualifications for each of the directors/trustees and related biographical information are noted in the chart below. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each of the existing directors/trustees and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Irreproachable reputation for integrity, honesty and the highest ethical standards;
•

Outstanding skills in disciplines deemed by the Nominating and Governance Committee to be particularly relevant to the role of Independent Director, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Fund;

•	Understanding and appreciation of the important role occupied by Independent Directors in the regulatory structure governing regulated investment companies;
•	Willingness and ability to contribute positively to the decision making process for the Fund, including appropriate interpersonal skills to work effectively with other Independent Directors;
•	Desire and availability to serve as an Independent Director for a substantial period of time;
•	Absence of conflicts that would interfere with qualifying as an Independent Director; and
•	Diversity of background.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Income Fund as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years; Qualifications
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989; and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996–2007) and Chief Investment Officer (1995 – 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Qualifications: Board tenure with the Lord Abbett Family of Funds (22 years), chief investment officer experience, financial services industry experience, chief executive officer experience, corporate governance experience, service on the Investment Company Institute’s executive committee and board of governors, and civic/community involvement.

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Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006

Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Qualifications: Board tenure with the Lord Abbett Family of Funds (5 years), financial services industry experience, leadership experience, corporate governance experience, and civic/community involvement.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years; Qualifications
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010) and Adelphia Communications Inc. (2003–2007).

Qualifications: Board tenure with the Lord Abbett Family of Funds (17 years), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991–2005) and Interstate Bakeries Corp. (1991–2008).

Qualifications: Board tenure with the Lord Abbett Family of Funds (13 years), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011

Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 to 2010).

Other Directorships: None.

Qualifications: Financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

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Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years; Qualifications
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm 2004–2007).

Qualifications: Board tenure with the Lord Abbett Family of Funds (7 years), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Qualifications: Board tenure with the Lord Abbett Family of Funds (11 years), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004–2010).

Qualifications: Board tenure with the Lord Abbett Family of Funds (29 years), executive recruiting and consulting experience, chief executive officer experience, corporate governance experience, service in academia, and civic/community involvement.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003–2007).

Qualifications: Board tenure with the Lord Abbett Family of Funds (5 years), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

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Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each such committee’s composition, functions, and responsibilities.

Committee	Committee Members	Number of Meetings Held During 2010 Fiscal Year*	Description
Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James L.L. Tullis	4

The Audit Committee comprises solely directors/trustees who are not “interested persons” of the Fund. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Julie A. Hill Franklin W. Hobbs Thomas J. Neff	2

The Proxy Committee comprises at least two directors/trustees who are not “interested persons” of the Fund, and also may include one or more directors/trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely Independent Directors. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Thomas J. Neff James L.L. Tullis	6

The Nominating and Governance Committee comprises all the directors/trustees who are not “interested persons” of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

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Committee	Committee Members	Number of Meetings Held During 2010 Fiscal Year*	Description
Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Thomas J. Neff James L.L. Tullis	5	The Contract Committee comprises all directors/trustees who are not “interested persons” of the Fund. The Contract Committee conducts much of the factual inquiry undertaken by the directors/trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and the Fund’s portfolio.
* Ms. Guernsey was appointed to the Board and each of the other Lord Abbett-sponsored funds effective January 1, 2011 and therefore did not participate in meetings prior to that date.

Board Oversight of Risk Management

Managing an investment portfolio and the operations of the Fund, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Fund. The Board oversees the Fund’s risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Fund, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Fund and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board at least quarterly regarding compliance matters for the Fund, Lord Abbett, and the Fund’s service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Fund. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Fund’s Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee regularly meets with the Fund’s portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Fund and the investment risks assumed by the Fund to achieve that performance.

While Lord Abbett (and the Fund’s service providers) has implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Fund. Some risks are beyond the control of Lord Abbett and not all risks that may affect the Fund can be identified before the risk arises or before Lord Abbett develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Officers

None of the officers listed below have received compensation from the Income Fund. All of the officers of the Income Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

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Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996–2007) and Chief Investment Officer (1995–2007), joined Lord Abbett in 1972.
Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2006	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
Daniel S. Solender (1965)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 2006 and was formerly a Vice President and Portfolio Manager at Nuveen Investments (2003–2006).
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
Daphne Car (1982)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2004.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.
Philip B. Herman (1977)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Portfolio Manager at Lehman Brothers Asset Management/ Neuberger Berman (2004-2007).
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

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Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999–2007).
Daniel T. Vande Velde (1967)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Portfolio Manager at McDonnell Investment Management (1997–2007).
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Compensation Disclosure

The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Income Fund for independent directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

Name of Director/Trustee	For the Fiscal Year Ended September 30, 2010 Aggregate Compensation Accrued by the Income Fund [1]	For the Year Ended December 31, 2010 Total Compensation Paid by the Income Fund and Twelve Other Lord Abbett-Sponsored Funds[2]
E. Thayer Bigelow	$29,334	$254,000
William H.T. Bush[3]	$27,253	$235,000
Robert B. Calhoun, Jr.	$29,860	$259,000
Evelyn E. Guernsey[4]	$0	$0
Julie A. Hill	$26,011	$229,000
Franklin W. Hobbs	$26,589	$231,000
Thomas J. Neff	$27,153	$235,000
James L.L. Tullis	$26,878	$237,000

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[1]         Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by a fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the fund for later distribution to the directors/trustees. In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of a Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for Bigelow, Bush, Calhoun, Hill, Hobbs, Neff, and Tullis are $2,981, $5,298, $29,860, $8,543, $26,589, $5,709, and $2,981, respectively.

[2]         The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2010, including fees directors/trustees have chosen to defer.

[3]         Mr. Bush retired from the Board and the Board of Directors/Trustees of each of the other Lord Abbett-sponsored funds effective December 31, 2010.

4         Ms. Guernsey was appointed to the Board and the Board of Directors/Trustees of each of the other Lord Abbett-sponsored funds effective January 1, 2011 and therefore did not receive any compensation for the periods shown.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in each Fund and other Lord Abbett-sponsored funds as of December 31, 2010. The amounts shown include deferred compensation to the directors/trustees deemed invested in fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds

Name of Fund	Robert S. Dow	Daria L. Foster	E. Thayer Bigelow
Short Duration Tax Free Fund	None	Over $100,000	$1-$10,000
Intermediate Fund	None	None	$1-$10,000
AMT Free Municipal Bond Fund*	Over $100,000	Over $100,000	$1-$10,000
National Fund	None	None	$10,001-$50,000
High Yield Municipal Bond Fund	None	Over $100,000	$1-$10,000
California Fund	None	None	$1-$10,000
New Jersey Fund	Over $100,000	None	$1-$10,000
New York Fund	Over $100,000	Over $100,000	$1-$10,000

Aggregate Dollar Range of Equity Securities in Lord Abbett- Sponsored Funds	Over $100,000	Over $100,000	Over $100,000
Name of Fund	Robert B. Calhoun, Jr.	Evelyn E. Guernsey[1]	Julie A. Hill
Short Duration Tax Free Fund	$1-$10,000	None	$1-$10,000
Intermediate Fund	$1-$10,000	None	$1-$10,000
AMT Free Municipal Bond Fund*	$1-$10,000	None	$1-$10,000
National Fund	$10,001-$50,000	None	$10,001-$50,000
High Yield Municipal Bond Fund	$1-$10,000	None	$1-$10,000
California Fund	$1-$10,000	None	$1-$10,000
New Jersey Fund	$1-$10,000	None	$1-$10,000
New York Fund	$1-$10,000	None	$1-$10,000
Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds	Over $100,000	None	Over $100,000

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Name of Fund	Franklin W. Hobbs	Thomas J. Neff	James L.L. Tullis
Short Duration Tax Free Fund	$1-$10,000	$1-$10,000	$1-$10,000
Intermediate Fund	$10,001-$50,000	$1-$10,000	$1-$10,000
AMT Free Municipal Bond Fund*	$1-$10,000	$1-$10,000	$1-$10,000
National Fund	$50,001-$100,000	$10,001-$50,000	$1-$10,000
High Yield Municipal Bond Fund	$10,001-$50,000	$1-$10,000	$1-$10,000
California Fund	$10,001-$50,000	$1-$10,000	$1-$10,000
New Jersey Fund	$1-$10,000	$1-$10,000	$1-$10,000
New York Fund	$10,001-$50,000	$1-$10,000	$1-$10,000
Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds	Over $100,000	Over $100,000	Over $100,000

*      The Fund is newly organized and commenced investment operations on October 29, 2010.

1         Ms. Guernsey was appointed to the Board and the Board of Directors/Trustees of each of the other Lord Abbett-sponsored funds effective January 1, 2011 and did not own Fund shares as of December 31, 2010.

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix D.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

4.

Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of December 31, 2010, to the best of our knowledge, the following record holders held 25% or more of a Fund’s outstanding shares:

Jean N. Calhoun c/o Mountain Financial Services P.O. Box 7610 Greenwich, CT 06836-7610	AMT Free Municipal Bond Fund	28.60%

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As of December 31, 2010, to the best of our knowledge, the only persons or entities who owned of record or were known by the Funds to own beneficially 5% or more of the specified class of a Fund’s outstanding shares were as follows:

Short Duration Tax Free Fund

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class C:	8.58% 11.58%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	31.47% 45.03% 49.75%

Morgan Stanley & Co. 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class F:	6.58% 17.83%

Morgan Stanley & Co. Harborside Financial Center, Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A:	6.36%

Wells Fargo Advisors LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	11.19% 16.47% 13.35%

Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class F:	5.21%

Charles Schwab & Co. Inc. Special Custody Acct for the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	Class I:	40.12%

Intermediate Tax Free Fund

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B: Class C:	13.49% 12.94% 5.33%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class F:	26.43% 34.86% 38.96% 49.45%

Morgan Stanley & Co. 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class C: Class F:	8.99% 9.78% 12.63%

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Morgan Stanley & Co. Harborside Financial Center, Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A:	6.30%

Wells Fargo Advisors LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class B: Class C: Class F:	11.25% 32.26% 17.61% 19.91%

Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class F:	6.10%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P:	99.59%

AMT Free Municipal Bond Fund

Jean N. Calhoun c/o Mountain Financial Services P.O. Box 7610 Greenwich, CT 06836-7610	Class A:	29.44%

Jean N. Calhoun & Robert B. Calhoun Jean N. Calhoun 2004 Marital Trust 50 Zaccheus Mead LN Greenwich, CT 06831-3753	Class A:	16.50%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	8.23% 25.59% 48.59%

Terrence Bachner 6N201 Surrey Rd. Wayne, IL 60184-2083	Class A:	7.88%

UBS Financial Services Inc. FBO Hilvin Investment 9632 Mill Hill Lane Saint Louis, MO 63127-1652	Class A:	6.32%

Lillian Rosenstein 184 Hillman Avenue Glen Rock, NJ 07452-3638	Class C:	10.40%

Nancy G. Gallagher 45 Hollywood Avenue Fairfield, NJ 07004-1109	Class C:	19.53%

Peter F. Cheng 111 Somerville Rd. Ridgewood, NJ 07450-4608	Class C:	10.32%

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Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class C: Class F:	8.58% 46.72%

Robert W. Baird & Co. Inc. 777 E Wisconsin Avenue Milwaukee, WI 53202-5391	Class C:	11.97%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class I:	99.49%

National Tax Free Fund

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B: Class C:	39.91% 33.85% 9.52%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class F:	7.91% 20.09% 38.85% 57.88%

Morgan Stanley & Co. 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class C: Class F:	4.92% 6.66% 13.47%

Wells Fargo Advisors LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class B: Class C: Class F:	6.81% 19.01% 11.73% 14.23%

Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class F:	5.06%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class I:	99.61%

High Yield Municipal Bond Fund

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class C:	32.76% 5.86%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	10.27% 29.39% 55.74%

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Morgan Stanley & Co. 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class C: Class F:	5.17% 12.81% 13.41%

Morgan Stanley & Co. Harborside Financial Center, Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C:	7.31% 7.99%

Wells Fargo Advisors LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	9.13% 15.10% 16.97%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class B: Class I: Class P:	99.66% 16.79% 99.59%

Raymond James Omnibus for Mutual Funds House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class C: Class F:	5.22% 6.59%

NFS LLC FBO Lastella Family Ltd. 11 Willis Drive Closter, NJ 07624-1634	Class I:	83.15%

California Tax Free Fund

Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class C:	19.74% 5.29%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	14.66% 39.19% 63.33%

Morgan Stanley & Co. 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class C: Class F:	7.85% 9.66% 11.12%

Morgan Stanley & Co. Harborside Financial Center, Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C:	7.44% 6.52%

Wells Fargo Advisors LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	10.24% 22.87% 8.68%

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New Jersey Tax Free Fund

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class F:	5.75% 42.71%

Morgan Stanley & Co. 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class F:	5.75% 42.71%

Morgan Stanley & Co. Harborside Financial Center, Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A:	10.45%

Christina Seix Dow 2719 Main Street Lawrenceville, NJ 08648-1014	Class A:	10.92%

Wells Fargo Advisors LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class F:	8.35% 34.91%

New York Tax Free Fund

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	15.49% 42.19% 33.55%

Morgan Stanley & Co. 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class C: Class F:	6.85% 12.28% 48.10%

Morgan Stanley & Co. Harborside Financial Center, Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C:	5.56% 8.79%

Wells Fargo Advisors LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	13.92% 7.11% 14.96%

As of December 31, 2010, the Income Fund’s officers and Directors, as a group, owned less than 1% of each class of the Funds’ outstanding shares, except for those Funds’ share classes stated below.

As of December 31, 2010, the Funds’ Officers and Directors, as a group, owned approximately: 54.80% of the AMT Free Municipal Bond Fund’s Class A shares; and 12.35% of the New Jersey Tax Free Fund’s Class A shares.

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5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management and Organization of the Fund” in the prospectus, Lord Abbett is the Income Fund’s investment adviser. Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Income Fund, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fee is accrued daily and payable monthly.

The management fee for the Short Duration Tax Free Fund and Intermediate Fund is calculated at the following annual rate:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets; and

0.35% on average daily net assets over $5 billion.

The management fee for the AMT Free Municipal Bond Fund and High Yield Municipal Bond Fund is calculated at the following annual rate:

0.50% on the first $1 billion of average daily net assets;

0.45% on the next $1 billion of average daily net assets; and

0.40% on average daily net assets over $2 billion.

The management fee for the National Fund, California Fund, New Jersey Fund and New York Fund is calculated at the following annual rate:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on average daily net assets over $2 billion.

Each Fund’s net expense ratio, after taking into account the management fee waiver and deduction for the Interest and Related Expenses, if applicable* is as follows:

Fund	Class A	Class B	Class C	Class F	Class I	Class P
Short Duration Tax Free Fund	0.59%	1.39%	1.32%	0.49%	0.39%	N/A
Intermediate Fund	0.65%	1.45%	1.37%	0.55%	0.45%	0.90%
AMT Free Municipal Bond Fund	0.50%	N/A	1.30%	0.40%	0.30%	N/A
National Fund	0.77%	1.57%	1.44%	0.67%	0.57%	1.02%
High Yield Municipal Bond	0.81%	1.61%	1.48%	0.71%	0.61%	1.06%
California Fund	0.78%	N/A	1.44%	0.68%	0.58%	1.03%
New Jersey Fund	0.80%	N/A	N/A	0.70%	0.60%	1.05%
New York Fund	0.77%	N/A	1.43%	0.67%	0.57%	1.02%

*        Interest and Related Expenses (“interest expense”) from Inverse Floaters include certain expenses and fees related to the Fund’s investments in inverse floaters (also known as “residual interest bonds”). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund’s net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund’s Total Other Expenses and Total Annual Operating Expenses in the table and the Example in each Fund’s prospectus.

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The management fees payable to Lord Abbett for the last three fiscal years ended September 30 were as follows:

FUND	Year Ended September 30, 2010
	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund	$5,968,660	($2,255,100)	$3,713,560
Intermediate Fund	$5,714,382	($1,135,995)	$4,578,387
AMT Free Municipal Bond Fund*	N/A	N/A	N/A
National Fund	$5,022,525	$ –	$5,022,525
High Yield Municipal Bond Fund	$8,418,438	$ –	$8,418,438
California Fund	$895,337	$ –	$895,337
New Jersey Fund	$566,464	$ –	$566,464
New York Fund	$1,221,019	$ –	$1,221,019
* The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

FUND	Year Ended September 30, 2009
	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund[1]	$752,466	$ –	$752,466
Intermediate Fund	$2,742,857	$ –	$2,742,857
AMT Free Municipal Bond Fund[2]	N/A	N/A	N/A
National Fund	$3,959,209	$ –	$3,959,209
High Yield Municipal Bond Fund	$4,720,966	$ –	$4,720,966
California Fund	$736,799	$ –	$736,799
New Jersey Fund	$524,607	$ –	$524,607
New York Fund	$1,091,400	$ –	$1,091,400
[1] The Short Duration Tax Free Fund commenced investment operations on December 12, 2008. [2] The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

FUND	Year Ended September 30, 2008
	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund[1]	N/A	N/A	N/A
Intermediate Fund	$485,589	($485,589)	$ –
AMT Free Municipal Bond Fund[2]	N/A	N/A	N/A
National Fund	$3,827,615	$ –	$3,827,615
High Yield Municipal Bond Fund	$6,184,721	$ –	$6,184,721
California Fund	$744,550	$ –	$744,550
New Jersey Fund	$566,302	$ –	$566,302
New York Fund	$1,212,053	$ –	$1,212,053
[1] The Short Duration Tax Free Fund commenced investment operations on December 12, 2008. [2] The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

For the period February 1, 2011 through January 31, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee payable by Short Duration Tax Free Fund and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, if any, do not exceed an annual rate of 0.39%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

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For the period February 1, 2011 through January 31, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee payable by Intermediate Fund and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, if any, do not exceed an annual rate of 0.45%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

For the period October 26, 2010 through January 31, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee payable by AMT Free Municipal Bond Fund and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, if any, do not exceed an annual rate of 0.30%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors’/trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.

The administrative services fees paid to Lord Abbett by each Fund for the last three fiscal years ended September 30 were as follows:

Fund	2010	2009	2008
Short Duration Tax Free Fund[1]	$596,866	$75,246	N/A
Intermediate Fund	$571,441	$274,286	$48,559
AMT Free Municipal Income Fund[2]	N/A	N/A	N/A
National Fund	$452,253	$352,043	$340,232
High Yield Municipal Bond Fund	$703,905	$379,624	$505,309
California Fund	$79,586	$65,493	$66,182
New Jersey Fund	$50,353	$46,632	$50,338
New York Fund	$108,535	$97,013	$107,738
[1] The Short Duration Tax Free Fund commenced investment operations on December 12, 2008. [2] The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

Portfolio Managers

As stated in the prospectus, each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

Daniel S. Solender heads the investment management team of the Funds. Mr. Solender is primarily responsible for the day-to-day management of the AMT Free Municipal Bond Fund, High Yield Municipal Bond Fund and National Tax Free Fund. Mr. Solender and Daphne Car are jointly and primarily responsible for the day-to-day management of the California Tax Free Fund. Mr. Solender and Philip Herman are jointly and primarily responsible for the day-to-day management of the New Jersey Tax Free Fund and New York Tax Free Fund. Mr. Solender and Daniel Vande Velde are jointly and primarily responsible for the day-to-day management of the Short Duration Tax Free Fund and Intermediate Tax Free Fund.

The following table indicates for each Fund as of September 30, 2010 (or another date, if indicated): (1) the number of other accounts managed by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and

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the total net assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed/Total Net Assets (in millions)*
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Short Duration Tax Free Fund	Daniel S. Solender	11 /$6,610	0 / 0	7,889 /$6,641[1]
	Daniel T. Vande Velde	1 / $2,020	0 / 0	0 / $0
Intermediate Fund	Daniel S. Solender	11 /$6,449	0 / 0	7,889 /$6,641[1]
	Daniel T. Vande Velde	1/ $1,860	0 / 0	0 / $0
AMT Free Municipal Bond Fund[2]	Daniel S. Solender	12 /$8,705	0 / 0	7,999 /$6,652[3]
National Fund	Daniel S. Solender	11 /$7,206	0 / 0	7,889 /$6,644[1]
High Yield Municipal Bond Fund	Daniel S. Solender	11 /$6,437	0 / 0	7,889 /$6,641[1]
California Fund	Daniel S. Solender	11 /$8,258	0 / 0	7,889 /$6,641[1]
	Daphne Car	0 / $0	0 / 0	0 / $0
New Jersey Fund	Daniel S. Solender	11 /$8,341	0 / 0	7,889 /$6,644[1]
	Philip B. Herman	0 / $0	0 / 0	0 / $0
New York Fund	Daniel S. Solender	11 /$8,812	0 / 0	7,889 /$6,641[1]
	Philip B. Herman	0 / $0	0 / 0	0 / $0

* Included in the number of accounts and total net assets are 0 accounts with respect to which the management fee is based on the performance of the account.

[1] Does not include $17,884 million for which Lord Abbett provides investment models to managed account sponsors.

[2] The amounts shown are as of October 31, 2010. AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

[3] Does not include $18,103 million for which Lord Abbett provides investment models to managed account sponsors.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

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Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Funds, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, who is jointly and/or primarily responsible for the day-to-day management of that Fund, as of September 30, 2010 (or another date, if indicated).

This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Short Duration Tax Free Fund	Daniel S. Solender			X
	Daniel T. Vande Velde	X
Intermediate Fund	Daniel S. Solender	X
	Daniel T. Vande Velde	X
AMT Free Municipal Bond Fund*	Daniel S. Solender			X
National Fund**	Daniel S. Solender			X
High Yield Municipal Bond Fund	Daniel S. Solender				X
California Fund	Daniel S. Solender	X
	Daphne Car	X
New Jersey Fund	Daniel S. Solender		X
	Philip B. Herman	X
New York Fund	Daniel S. Solender	X
	Philip B. Herman	X
*The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010. The amount shown is as of November 30, 2010. ** The amount shown is as of January 24, 2011.

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Principal Underwriter

Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64105, serves as the Funds’ transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual reports to shareholders.

6.

Brokerage Allocations and Other Practices

Portfolio Transactions and Brokerage Allocations

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction. Normally, traders who are employees of Lord Abbett make the selection of broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals. To the extent permitted by law, a Fund, if Lord Abbett considers it advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund or client without the intervention of any broker-dealer.

Fixed Income Securities. To the extent a Fund purchases or sells fixed-income securities, the Fund generally will deal directly with the issuer or through a primary market-maker acting as principal on a net basis. When dealing with a broker-dealer serving as a primary market-maker, a Fund pays no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed-income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter by the issuer. When purchasing from dealers serving as market makers, the purchase price paid by a Fund may include the spread between the bid and ask prices of the security.

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Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or multiple transactions on behalf of one or more accounts that it manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund and its other clients. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Research Products and Services. The federal securities laws permit an investment adviser, under certain circumstances, to cause the accounts it manages to pay a broker-dealer a commission for effecting a transaction that exceeds the amount another broker-dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker-dealer. For this purpose, brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody).

Lord Abbett has entered into Client Commission Arrangements with a number of broker dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider may constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett may initiate a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information as to particular companies and securities as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Broker-dealers typically make proprietary research available to investment managers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment managers on a “hard dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of brokerage and research services received from a broker-dealer. Rather, Lord Abbett believes that any brokerage and research services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, research services received for a particular client’s brokerage commissions may be useful to Lord

33

Abbett in the management of that client’s account, but also may be useful in Lord Abbett’s management of other clients’ accounts; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett may use brokerage and research services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett may use Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and Program accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Lord Abbett considers all outside research material and information received in the context of its own internal analysis before incorporating such content into its investment process. As a practical matter, Lord Abbett considers independent investment research services to be supplemental to its own research efforts. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services. It is unlikely that Lord Abbett would attempt to generate all of the information presently provided by broker-dealers and third party Research Services in part because Lord Abbett values the receipt of an independent, supplemental viewpoint. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. These circumstances give rise to potential conflicts of interest which Lord Abbett manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under Section 28(e), and the regulatory interpretations thereof.

From time to time, Lord Abbett prepares a list of Research Providers that it considers to provide valuable Research Services (“Research Firms”) as determined by Lord Abbett’s investment staff (“Research Evaluation”). Lord Abbett uses the Research Evaluation as a guide for allocating payments for Research Services to Research Firms, including Executing Brokers that may provide proprietary Research Services to Lord Abbett. Lord Abbett may make payments for proprietary Research Services provided by an Executing Broker through the use of commissions paid on trades executed by such Executing Broker pursuant to a Client Commission Arrangement (“Research Commissions”). Lord Abbett also uses the Research Evaluation as a guide for allocating Research Commissions and cash payments from its own resources to Research Firms that are not Executing Brokers. From time to time, Lord Abbett may allocate Research Commissions to pay for a significant portion of the Research Services that it receives. Lord Abbett also reserves the right to pay cash to a Research Firm from its own resources in an amount it determines in its discretion.

Mixed-Use Products and Services. In some cases, Lord Abbett may receive a product or service from a broker-dealer that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes may be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Allocation of Brokerage Commissions. Lord Abbett periodically assesses the contributions of the equity brokerage and Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments. Investment managers and research analysts each evaluate the proprietary Research Services they receive from broker-dealers and make judgments as to the value and quality of such services. These assessments may affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Assuming identical execution quality, however, there should be a correlation between the level of trading activity with a broker-dealer and the ranking of that broker-dealer’s brokerage and proprietary Research Services. All portfolio transactions placed with such broker-dealers will be effected in accordance with Lord Abbett’s obligation to seek best execution for its client accounts. Lord Abbett periodically monitors the allocation of equity trading among broker-dealers.

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Lord Abbett may select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services which Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett may have an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients might exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

Lord Abbett’s arrangements for research or brokerage services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. Each Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark downs or other fees, resulting from the Fund’s portfolio transactions executed by a different broker-dealer. Each Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Lord Abbett funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett normally seeks to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including a Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant. All accounts included in a batched transaction through a broker-dealer that provides Lord Abbett with research or other services pay the same commission rate, regardless of whether one or more accounts has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Each account that participates in a particular batched order, including a Fund, will do so at the average share price for all transactions related to that order.

Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro-rata). In certain strategies, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors relevant to managing an account. Relevant factors may include, without limitation, client guidelines, an account’s ability to purchase a tradable lot size, cash available for investment, the risk exposure or the risk associated with the particular security, the type of investment, the size of the account, and other holdings in the account. Accordingly, Lord Abbett may increase or decrease the amount of securities allocated to one or more accounts if necessary, under certain circumstances, including (i) to avoid holding odd-lots or small numbers of shares in a client account; (ii) to facilitate the rebalancing of a client account; or (iii) to maintain certain investment guidelines or fixed income portfolio characteristics. Lord Abbett also may deviate from a pro-rata allocation approach when making initial investments for newly established accounts for the purpose of seeking to fully invest such accounts as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to other reasons. But non-proportional allocations could also occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett funds and non-directed, unrestricted individually managed institutional accounts; second for restricted accounts; third managed account

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(“MA”), dual contract managed account (“Dual Contract”), and certain model portfolio managed account (“Model-Based”) programs (collectively, MA, Dual Contract, Model-Based and similarly named programs are referred to herein as a “Program” or “Programs”) by Program; and finally for directed accounts. However, Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts or MA Programs, Dual Contract Programs or Model Based Programs) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Lord Abbett funds and institutional accounts and then for relevant Programs. In those instances, Lord Abbett normally will place transactions first, for the Lord Abbett funds and non-directed, unrestricted institutional accounts, next for restricted accounts, third for MA Programs, Dual Contract Programs and certain Model-Based Programs by Program and then for directed accounts.

If Lord Abbett has received trade instructions from multiple institutional clients, Lord Abbett will rotate the order in which it places equity transactions among the accounts or groups of accounts. Lord Abbett normally will use a rotation methodology designed to treat similarly situated groups of accounts equitably over time. In instances in which the same equity securities are used in more than one investment strategy, Lord Abbett normally will place transactions and, if applicable, use its rotation policies, first on behalf of the strategy that it views as the primary strategy. For example, Lord Abbett typically will place transactions/use its rotation for large capitalization equity accounts before those for balanced strategy accounts that use large capitalization securities.

In some cases, Lord Abbett’s batching, allocation and rotation procedures may have an adverse effect on the size of the position purchased or sold by a particular account or the price paid or received by certain accounts. From time to time, these policies may adversely affect the performance of accounts subject to the rotation process. Lord Abbett’s trading practices are intended to avoid systematically favoring one product or group of accounts over another and to provide fair and equitable treatment over time for all products and clients.

Brokerage Commissions Paid to Independent Broker-Dealer Firms. Each Fund paid total brokerage commissions on transactions of securities to independent broker-dealer firms as follows for the past three fiscal years:

Fund	Fiscal Year Ended September 30,
	2010	2009	2008
Short Duration Tax Free Fund[1]	N/A	N/A	N/A
Intermediate Fund	$6,181	$3,345	$908
AMT Free Municipal Bond Fund[2]	N/A	N/A	N/A
National Fund	$17,935	$10,094	$7,096
High Yield Municipal Bond Fund	$47,617	$18,611	$33,219
California Fund	$3,566	$2,131	$2,290
New Jersey Fund	$2,376	$1,903	$1,882
New York Fund	$6,439	$3,099	$3,544
[1] The Short Duration Tax Free Fund commenced investment operations on December 12, 2008. [2] The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

Lord Abbett purchased third party research services with its own resources during the fiscal years ended September 30, 2010, 2009, and 2008.

The portion of each amount shown above that the Fund paid to firms as a result of directed brokerage transactions to brokers because of research services provided were as follows:

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		Fiscal Year Ended September 30,
2010		2009		2008

Brokerage Commissions	Amount of Transactions	Brokerage Commissions	Amount of Transactions	Brokerage Commissions	Amount of Transactions
$0	$0	$0	$0	$0	$0

All such portfolio transactions were conducted on a “best execution” basis, as discussed above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Regular Broker-Dealers. During the fiscal year ended September 30, 2010, the Funds did not acquire securities of a regular broker or dealer (as defined in Rule 10b-1 under the Act), or the parent of a regular broker or dealer, that derived more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser.

7.

Classes of Shares

Each Fund offers investors different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter, unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors/trustees from the separate voting requirements.

Each Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. The Income Fund’s By-Laws provide that the Income Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Income Fund outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Income Fund outstanding and entitled to vote at the meeting.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $500,000 or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares” discussed below. If you purchase Class A shares as part of an investment of $500,000 or more in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares before the first day of the month in which the one-year anniversary of your purchase falls, you may pay a contingent deferred sales charge (“CDSC”) of 1%. Class A shares are subject to service and distribution fees at an annual rate of 0.20% of the average daily NAV of the Class A shares. Other potential fees and expenses related to Class A shares are described in the prospectus and below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you normally will pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily NAV of the Class B shares. Other potential fees and expenses related to Class B shares are described in the prospectus and below.

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Conversions of Class B Shares. The conversion of Class B shares after approximately the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative NAV of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you normally will pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at a blended rate calculated based on (1) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate. Other potential fees and expenses related to Class C shares are described in the prospectus and below.

Class F Shares. If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares. Class F shares generally are available to investors participating in fee-based programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisors that have an agreement with Lord Abbett Distributor, if it so deems appropriate. Other potential fees and expenses related to Class F shares are described in the prospectus and below.

Class I Shares. If you buy Class I shares, you pay no sales charges or 12b-1 service or distribution fees.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of 0.45% of the average daily NAV of the Class P shares. Class P shares are offered only on a limited basis through certain financial intermediaries. Class P shares are closed to substantially all new investors. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Rule 12b–1 Plan

Each Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Fund’s share classes except Class I shares (the “Plan”). The principal features of the Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Plan is a compensation plan, allowing each applicable class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from Lord Abbett Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to a Fund, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Plan, each applicable class compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

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The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, and Class F shares, 1.00%; however, the Board has approved payments of 0.20% for Class A shares, 1.00% for Class B shares, a blended rate of 1.00% on shares held for less than one year and 0.80% on shares held for one year or more for Class C shares , 0.10% for Class F shares, and 0.45% for Class P shares. All Class C shareholders of the Fund will bear 12b-1 fees at the same blended rate, regardless of how long they hold their particular shares. The Fund may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

The amounts paid by each applicable class of a Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended September 30, 2010 were as follows:

Fund	Class A	Class B	Class C	Class F	Class P

Short Duration Tax Free Fund	$2,156,825	N/A	$2,024,914	$208,348	N/A

Intermediate Fund	$1,967,852	$72,123	$2,513,149	$173,373	$57

AMT Free Municipal Bond Fund[1]	N/A	N/A	N/A	N/A	N/A

National Fund	$1,839,099	$171,133	$1,373,967	$41,731	N/A

High Yield Municipal Bond Fund	$2,161,965	$101	$4,897,266	$160,480	$46

California Fund	$320,017	N/A	$279,094	$8,219	N/A

New Jersey Fund	$248,989	N/A	N/A	$1,386	N/A

New York Fund	$453,519	N/A	$348,013	$5,368	N/A
[1] The AMT Free Municipal Bond Fund commenced investment operations on October 29, 2010.

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the Income Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Outside Directors/Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors/trustees, including a majority of the Outside Directors/Trustees. As long as the Plan is in effect, the selection or nomination of Outside Directors/Trustees is committed to the discretion of the Outside Directors/Trustees.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Plan terminates automatically if it is assigned. In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Outside Directors/Trustees or by vote of a majority of the outstanding voting securities of the applicable class.

CDSC. A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased, and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price.

Class A Shares. As stated in the prospectus, subject to certain exceptions, if you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

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Class B Shares (Intermediate Fund, National Fund, and High Yield Municipal Bond Fund only). As stated in the prospectus, subject to certain exceptions, if Class B shares of the Intermediate Fund, National Fund, or High Yield Municipal Bond Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC on Redemptions (As % of Amount Subject to Charge)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted. Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Shares (Short Duration Tax Free Fund, Intermediate Fund, AMT Free Municipal Bond Fund, National Fund, High Yield Municipal Bond Fund, California Fund, and New York Fund only). As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then NAV of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual’s total IRA investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. The percentage (1% in the case of Class A and C shares, and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, B, and C shares is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, I, or P shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions including required minimum distributions from an IRA. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before a Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and C shares, the CDSC is received

40

by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions), or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one-year anniversary of the original purchase falls (in the case of Class A shares), (b) for six years or more (in the case of Class B shares), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial advisor. A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes. If you are considering an investment through a fee-based program (available through certain financial intermediaries as Class A, F, I, or P share investments), you should discuss with your financial intermediary which class of shares is available to you and makes the most sense as an appropriate investment.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

Investing for the Longer Term. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

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Are There Differences in Account Features That Matter to You? Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, I, or P shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See “Systematic Withdrawal Plan” under “Account Services and Policies” in the prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders. See “Financial Intermediary Compensation” in the prospectus.

What About Shares Offered Through Fee-Based Programs? The Fund may be offered as an investment option in fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Fee-based program participants generally pay an overall fee that among other things covers the cost of these services. These fees and expenses are in addition to those paid by the Fund, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor or other appropriate organization.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the prospectus under “Account Services and Policies – Pricing of Fund Shares.”

The Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the prospectus under “Account Services and Policies – Excessive Trading and Market Timing” for more information.

Under normal circumstances, we calculate the NAV per share for each class of the Fund as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

Net Asset Value Purchases of Class A Shares. Our Class A shares may be purchased at NAV under the following circumstances:

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(a)	purchases of $500,000 or more;

(b)	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

(c)	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(d)

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with fee-based programs provided that the financial intermediaries or their trading agents have entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases;

(e)

purchases by each Lord Abbett-sponsored fund’s directors or trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers); or

(f)

purchases involving the concurrent sale of Class B or C shares of a Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at NAV (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor, or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor, or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level); or (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”). The exchange privilege will not be available with respect to any fund, the shares of which at the time are not available to new investors of the type requesting the exchange. Shareholders in other Lord Abbett-sponsored mutual funds generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

In addition, shareholders who own any class of shares of an Eligible Fund may exchange such shares for a different class of shares of the same Eligible Fund without any sales charge (or CDSC), provided that (i) such shares are not subject to a CDSC and (ii) such exchange is necessary to facilitate the shareholder’s participation in a fee-based program sponsored by the financial intermediary that is the broker of record on the shareholder’s account that holds the shares to be relinquished as part of the exchange transaction. Likewise, shareholders who participate in a fee-based program sponsored by a financial intermediary and own (directly or beneficially) Class A shares that were purchased with or without a sales charge, Class F shares, or Class P shares may exchange such shares acquired through the shareholder’s participation in such fee-based program for Class A shares of the same Eligible Fund without incurring a sales charge (or a CDSC), provided that (i) such shares are not subject to a CDSC and (ii) the financial intermediary sponsoring the fee-based program is the broker of record on the shareholder’s account that will hold the Class A shares of the Eligible Fund received as a result of the exchange.

Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

An exchange transaction is based on the relative NAV of the shares being exchanged. The NAV, which normally is calculated each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time each business

43

day), will be determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of Fund shares for shares of another fund generally will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Money Market Fund. Exchanges of Money Market Fund shares for shares of any Lord Abbett-sponsored fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that fund unless a sales charge (front-end, back-end or level) was paid on the initial investment in shares of a Lord Abbett-sponsored fund and those shares subsequently were exchanged for shares of Money Market Fund that are currently being exchanged. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds. Upon redemption of shares out of the Lord Abbett-sponsored funds, the applicable CDSC will be charged. Thus, if shares of a Lord Abbett-sponsored fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Money Market Fund that are subject to a CDSC will be credited with the time such shares are held in Money Market Fund.

Rights of Accumulation. As stated in the prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in Class A, B, C, F, and P shares of any Eligible Fund so that the Purchaser’s current investment in such shares, plus the Purchaser’s new purchase of Class A shares of any Eligible Fund, may reach a level eligible for a discounted sales charge for such shares. Class I shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

To the extent your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed; or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any withdrawals (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, B, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, B, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according your actual investments, reinvestments and withdrawals. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. If you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without signature guarantee for redemptions up to and including $100,000.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the

44

value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan (“SWP”). The SWP also is described in the prospectus. You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares. With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Purchases through Financial Intermediaries. The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s NAV next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

AIG Advisor Group, Inc.	MetLife Securities, Inc.
Allstate Life Insurance Company	Morgan Stanley & Co. Incorporated
Allstate Life Insurance Company of New York	Multi-Financial Securities Corporation
AXA Equitable Life Insurance Company	Nationwide Investment Services Corporation
B.C. Ziegler and Company	Pacific Life & Annuity Company
Banc of America	Pacific Life Insurance Company

45

Business Men’s Assurance Company of America/ RBC insurance	Pershing, LLC
Bodell Overcash Anderson & Co., Inc.	PHL Variable Insurance Company
Cadaret, Grant & Co., Inc.	Phoenix Life and Annuity Company
Cambridge Investment Research, Inc.	Phoenix Life Insurance Company
Citigroup Global Markets, Inc.	Primevest Financial Services, Inc.
Commonwealth Financial Network	Principal Life Insurance Company
CRI Securities, LLC	Protective Life Insurance Company
Edward D. Jones & Co., L.P.	RBC Capital Markets Corporation (formerly RBC Dain Rauscher)
Family Investors Company	RBC Insurance d/b/a Liberty Life Insurance
Fidelity Brokerage Services, LLC	Raymond James & Associates, Inc.
Financial Network Investment Corporation	Raymond James Financial Services, Inc.
First SunAmerica Life Insurance Company	Securian Financial Services, Inc.
First Allied Securities, Inc.	Securities America, Inc.
Genworth Life & Annuity Insurance Company	SunAmerica Annuity Life Assurance Company
Genworth Life Insurance Company of New York	Sun Life Assurance Company of Canada
Hartford Life and Annuity Insurance Company	Sun Life Insurance and Annuity Company of New York
Hartford Life Insurance Company	TIAA-Cref
James I. Black & Co.	TFS Securities, Inc.
Janney Montgomery Scott	Transamerica Advisors Life Insurance Company
Legg Mason Walker Wood Incorporated	Transamerica Advisors Life Insurance Company of New York
Lincoln Life & Annuity Company of New York	UBS Financial Services Inc.
Lincoln National Life Insurance Company	U.S. Bancorp Investments, Inc.
Linsco/Private Ledger Corp.	Wells Fargo Advisors
MassMutual Life Investors Services, Inc.	Wells Fargo Investments LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)	Woodbury Financial Services, Inc.
First Allied Securities, Inc.

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the prospectus for further information.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.

9.

Taxation of the Funds

Each Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund continues to qualify for such tax treatment afforded to a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes and/or dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund is not eligible or if the Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Assuming that each Fund qualifies for the special tax treatment afforded to a regulated investment company, if at the close of each quarter of a taxable year of the Fund at least 50% of the value of the Fund’s total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code, the Fund will qualify to pay “exempt-interest” dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as reported to you by each Fund, equal to the excess of the Fund’s excludible interest over certain

46

amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from regular federal income tax; however, the amount of such dividends must be reported on the recipient’s federal income tax return.

Each Fund (other the High Yield Municipal Bond Fund and AMT Free Municipal Bond Fund) may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitute items of tax preference that are subject to the U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. High Yield Municipal Bond Fund may invest up to 100% of its net assets in these private activity bonds. AMT Free Municipal Bond Fund anticipates that substantially all of its income will be exempt from the federal AMT and does not expect to invest in such private activity bonds. Certain exempt-interest dividends paid by each Fund may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

All dividends, other than exempt-interest dividends, are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Each Fund may invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax exempt, such as selling or lending portfolio securities, purchasing non-municipal securities, acquiring debt obligations at a market discount, or entering into options and futures transactions. Dividends paid by a Fund from such taxable net investment income or net realized short-term capital gains are taxable to you as ordinary income. Since none of the Fund’s income is derived primarily from sources that pay “qualified dividend income”, distributions from each Fund’s taxable net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. In addition, the Funds generally do not expect that any of the Fund’s dividends will qualify for a dividend-received deduction that might otherwise be available to corporate shareholders.

Distributions paid by a Fund from its net realized long-term capital gains that are reported to you by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (0% for certain taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains rates may be reduced if you are subject to the alternative minimum tax. Under current law, the reduced federal income tax rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund in a taxable year of the Fund commencing prior to December 23, 2010 can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years and any such losses incurred by a Fund in taxable years commencing on or after such date may be carried forward indefinitely to offset future capital gains of the Fund. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts for taxable years beginning after December 31, 2012. For this purpose, “net investment income” generally includes taxable dividends and redemption proceeds from investments in mutual funds, such as the Funds.

Ordinarily, you are required to take distributions by each Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Redemptions and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares may be disallowed to the extent of the amount of any exempt-interest dividends received. However, this disallowance rule will not apply as long as each Fund continues to declare daily, and distribute monthly, exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest. If your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, to the extent not previously disallowed, must be treated as long-term capital loss to the extent of any capital gain dividends received with

47

respect to such shares. Commencing in 2013, capital gains recognized from redemptions of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts.

Losses on the sale of Fund shares also may be disallowed to the extent that within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for federal purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for “substantial users” of facilities financed by industrial development bonds, or persons related to such “substantial users.” Such persons should consult their tax advisors before investing in Fund shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Futures contracts entered into by a Fund on certain securities, may cause the Fund to recognize gains or losses from marking-to-market even though such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if a futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.

Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements for the Fund’s tax status even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to futures contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to you.

Certain investment practices that the Funds may utilize, such as investing in options, futures, interest rate swaps, credit swaps, total return swaps, and options on swaps and interest rate caps, floors and collars, may affect the amount, character and timing of the recognition of gains and losses by the Funds. Such transactions may in turn affect the amount and character of Fund distributions and may result in the distribution of taxable income to you.

The AMT Free Municipal Bond Fund and National Fund may invest up to 35%, High Yield Municipal Bond Fund may invest up to 100%, and each of the other Funds may invest up to 20%, of its net assets in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially

48

all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments and exchanges (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2012, provided that the Fund chooses to report such dividends in a manner qualifying for such tax treatment), and the applicability of U.S. gift and estate taxes.

Recently enacted legislation will impose a 30% withholding tax on payments (including dividends and gross redemption proceeds) paid by the Funds after December 31, 2012 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Funds can differ from the U.S. federal income tax rules described above. Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state. Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions. However, as noted below, certain states may require that a specific percentage of a Fund’s income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. The Funds intend to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

California Fund – For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of California state or local obligations or federal obligations the interest from which is exempt from California personal income taxation. If a Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest income earned on such California state or local obligations or federal obligations will be exempt form California personal income tax.

49

New Jersey Fund – For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey personal income tax at least 80% of the aggregate principal amount of all its investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey or in other obligations that are statutorily free from state and local taxation under any other act of New Jersey or under the laws of the United States (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and cash and cash items (including receivables) are excluded from the principal amount of the Fund’s investments. If the Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest or gain on the above obligations will be exempt from New Jersey personal income tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.

New York Fund – Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes any portion of distributions that are attributable to interest earned by the Fund on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); (2) obligations of the United States and its possessions, but only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations of the United States and its possessions; or (3) obligations of any authority, commission, or instrumentality of the United States to the extent federal law exempts such interest from state income taxation.

10.

Underwriter

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Funds have entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds’ principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Funds as follows:

	Fiscal Year Ended September 30,
	2010	2009	2008
Gross sales charge	$3,903,397	$3,105,288	$2,624,075
Amount allowed to dealers	$3,223,926	$2,558,185	$2,164,830
Net commission received by Lord Abbett	$679,471	$ 547,103	$ 459,245

In addition, Lord Abbett Distributor, as the Funds’ principal underwriter, received the following compensation for the fiscal year ended September 30, 2010:

	Brokerage Compensation on Redemption and Repurchase	Commissions in Connection with Fund Transactions	Other Compensation

Class A	$0.00	$0.00	$1,018,275.51
Class B	$0.00	$0.00	$54.58*
Class C	$0.00*	$0.00	$1,058.88*
Class F	$0.00*	$0.00	$68,874.66
Class P	$0.00	$0.00	$0.00
* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

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11.

Financial Statements

The financial statements incorporated herein by reference from the Funds’ 2010 annual reports to shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. No financial statements are available for the AMT Free Municipal Bond Fund because it is newly organized and has not yet completed its first fiscal year as of the date of this SAI.

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APPENDIX A

Municipal Bond Ratings

Moody’s Investors Service (Long-Term Obligation Ratings)

Investment Grade

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade, and as such, may possess certain speculative characteristics.

Below Investment Grade

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and likely are in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect of recovery of principal and interest.

Note: Moody’s appends the following numerical modifiers to each generic rating classification from Aa through Caa: modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

Standard & Poor’s (Long-Term Issue Credit Ratings)

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor’s capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters.

However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to near-term nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation that is rated CC is currently highly vulnerable to nonpayment.

C: The C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or other similar situations.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Ratings (Public Finance Obligations — Long-Term Rating Scales)

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of default risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business and economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of default risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Below Investment Grade

BB: Speculative. BB ratings indicate that there is an elevated vulnerability to default risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CCC rating indicates that default is a real possibility. A CC rating indicates that default of some kind appears probable. C ratings signal imminent or inevitable default.

D: Default. D ratings indicate a default. Default is generally defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	The coercive exchange of an obligation where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Municipal Short-Term Debt Obligation Ratings

Moody’s Investors Service

Investment Grade

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

Below Investment Grade

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a “plus” (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody’s Investors Service

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: Issues carrying this designation are regarded as having significant speculative characteristics, but the obligors have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Issues carrying this designation are regarded as having significant speculative characteristics, but the obligors have average capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Issues carrying this designation are regarded as having significant speculative characteristics, but the obligors have relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: Issues carrying this designation are currently vulnerable to nonpayments and are dependent on favorable business, financial, and economic conditions for the obligors to meet their financial commitments on the obligations.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

F-1: Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2: Good credit quality. A good intrinsic capacity for timely payment of financial commitments.

F-3: Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual broad-based default event or the default of all short-term obligations.

APPENDIX B

RISK FACTORS REGARDING INVESTMENTS IN PUERTO RICO, CALIFORNIA, NEW JERSEY AND NEW YORK MUNICIPAL BONDS

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies. The Funds have not verified any of this information.

PUERTO RICO BONDS

As of January 13, 2010, Standard & Poor’s rating on the Commonwealth’s general obligation debt was “BBB-” and Moody’s Investor Service (“Moody’s”) rated the general obligation bonds “Baa3”. Both ratings agencies designate a stable outlook for the Commonwealth’s obligations.

Puerto Rico continues to face significant fiscal challenges, including a multi-year trend of chronic budget deficits, high debt levels, continuing high unemployment, and a seriously under-funded pension system. Additionally, according to the ratings agencies, the Commonwealth’s track record of poor budget controls and high poverty levels compared to the U.S. average present ongoing challenges. Although the new governor instituted measures to deal with the Commonwealth’s budgetary gaps and economic challenges, the Commonwealth’s ratings reflect an economy in recession since 2006, further declining economic activity and tax collections, the issuance of additional debt despite high government debt levels relative to the size of the economy, forecasted budget deficits for several more years, a sluggish housing market, and other potential fiscal challenges. Significant job losses, potential expenses and delays implementing budget solutions arising from the litigation and determination of various ongoing cases, the recession in the U.S. economy, further contraction in the manufacturing and construction sectors, reliance on non-recurring measures to address budget deficits, and projected increased deficits in future years could further heighten the risks associated with the Commonwealth’s economy.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.

CALIFORNIA BONDS

As of January 13, 2010, California’s general obligation debt was assigned a rating of Baa1 by Moody’s and A- by Standard & Poor’s. Moody’s removed the debt from its credit watchlist in the fall of 2009 and gave a stable credit outlook based on the budget amendments passed in late July 2009 that solve the current year budget gap largely through non-recurring measures and the termination of the comptroller’s use of IOUs to make payments. Standard & Poor’s downgraded the rating in January 2010 from A to A- with a negative outlook, which is the lowest of all of the states, to reflect California’s severe budget deficit and projected cash deficit given current spending and revenues, California’s reliance on a number of non-recurring measures that have lapsed, budget measures representing a significant amount of revenue and savings that did not materialize or were less effective than planned, and the increased importance of the state’s ability to boost revenues or reduce expenses to maintain its credit quality. Standard & Poor’s also noted concerns that California’s options are more limited and that the political process could impede timely solutions to these budget problems.

California faces a significant and growing economic deficit with sharp declines in revenues, particularly from sales and income taxes, a sustained high unemployment rate that is above the national rate, steep contraction in home construction, and a depressed housing market. California’s ongoing fiscal challenges include rising debt levels, heavy reliance on borrowing and non-recurring measures that are not available for future fiscal years to fund the state’s deficits, and large retiree benefit and pension obligations. California also faces increased pressure on spending due to increase population and caseload growth, increased expenses for education to cover local tax shortfalls, and potential expenses and problems implementing budget solutions arising from the litigation and determination of various ongoing cases. The state has operated under budget deficits during recent years, and a significant structural deficit is projected for future years. Recent budgetary actions to address the deficit have involved significant expenditure reductions, increased borrowing from state and local governments, and one-time measures that are not available for future fiscal years and may weaken cash flows.

The state relies heavily on tax revenue from volatile sources, including sales, capital gains, and corporate and personal income, which have fallen significantly. Additionally, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. The downturn in the real estate market and a drop in the statewide assessed valuation of property for the first time on record pose a challenge for cities, counties, and other governmental units. Weaknesses in the state’s economy and equities markets resulted in unprecedented projected annual budget gaps through fiscal year 2012-2013 without further corrective actions. But measures to cut spending or raise taxes could subdue the state’s economic recovery. The Governor declared a fiscal emergency with the release of his 2010-2011 budget proposal. Standard & Poor’s believes that relative to past fiscal years, the state’s credit is more susceptible to economic and other developments and a timely budget agreement could be impeded due to uncertain assumptions for major portions of this budget proposal, including fewer available non-recurring budget solutions, reliance on the federal government to provide additional funding and reduce spending mandates, voter approval to redirect funds, and difficulty achieving a supermajority vote of the legislature to make significant budget cuts.

Constitutional and political constraints on the state’s budgetary and financial flexibility and ability to deal with financial crisis, including a two-thirds legislative vote required to pass the state budget (which must be in balance) and to raise revenues, and voter approval required for issuing general obligation and deficit bonds, often delay the budget and mid-year budget amendments. Proposition 1A (approved in November 2004) limits the state’s ability to borrow local governments’ property tax revenues and requires repayment by June 30, 2013, and Proposition 98 imposes funding requirements for schools and results in additional funding burdens on the state if local property taxes decline. These propositions impose important liabilities on the state and may further hamper the state’s ability to enact a realistic and timely budget. The state’s political environment and significant delays enacting budget amendments to address the deficit caused significant problems for the state in 2009. The state’s controller deferred making certain payments from the general fund for one month in 2009, and issued IOUs to pay certain bills. Standard & Poor’s projects that the state could face a budget negotiation stalemate and its cash could be depleted again in 2010. Additionally, Constitutional provisions establish priority payments for education and limit the state’s ability to spend proceeds from certain tax revenues and fees. Various constitutional and statutory provisions also may result in limits to and decreases in state and local revenues, and thus affect the ability of California municipal bond issuers to meet their financial obligations. Future amendments to the California Constitution or statutory changes also may affect the ability of the state or local issuers to repay their obligations.

NEW JERSEY BONDS

New Jersey has faced large structural deficits since 2002. Moody’s Investors Service general bond rating Aa3 and Standard & Poor’s rating of AA remain unchanged as of January 13, 2010. While Standard & Poor’s continues to assign a stable outlook, in August 2009, Moody’s revised the state’s credit outlook from stable to negative.

In recent years, New Jersey’s debt levels have increased and are above historical levels. New Jersey is ranked third in the nation in Moody’s 2009 Debt Medians for net tax-supported debt per capita (which does not include the state’s significant unfunded obligations to pay retiree pension and health benefits) and debt as a percentage of personal income.

The state continues to face significant budget shortfalls due in part to lower-than-expected state revenue collections and an increase in demand for state services. According to the rating agencies, the decline in revenue is driven by the slowing economy, the effects of the subprime mortgage market, energy costs, and the housing crisis. New Jersey also remains vulnerable to rising unemployment and further declines in revenue collections due to the state’s significant reliance on the financial services and pharmaceutical sectors, which have encountered significant job and compensation cutbacks and may be slow to recover. The recession has also impacted claims against, and the funding of, the New Jersey’s Unemployment Compensation Fund. As a result, New Jersey has applied for and received cash advances from the U.S. Department of Labor to meet demands for unemployment compensation benefits. The state is likely to continue seeking cash advances until the economic conditions improve. While the Fund is designed to operate independently and is not an obligation of the state’s General Fund, the state has made almost $400 million in voluntary payments to the Fund during Fiscal 2008 and 2009.

According to analysts the Pew Center’s report: “Beyond California: States in Fiscal Peril”, New Jersey faces future budgetary pressure from rising spending commitments in key areas such as education, employee pension funding, other employee benefits, and debt service costs. New Jersey has depleted the funds it had reserved for budgetary shortfalls and continues to rely on non-recurring revenues, leaving the state with a sizable structural imbalance. New Jersey’s budget also relies on income and sales taxes, which are sensitive to economic conditions, including the rising unemployment and compensation cutbacks. Job losses in the state’s biggest sectors, including the financial services, professional and business services, construction, manufacturing, trade, transportation and utilities industries, are constraining employment growth. Further downturns in these sectors could adversely affect the state’s economy. According to Moody’s Economy.com, these circumstances may cause New Jersey to emerge from the national recession at a slower pace than the nation as a whole.

State law and the New Jersey Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality’s or any other bond-issuing authority’s ability to repay its obligations. The New Jersey Supreme Court rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds, a significant portion of the state’s outstanding debt obligations, differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the state, but by annual appropriations. In November 2008, New Jersey voters approved an amendment to the Constitution, which provides that the state may not issue bonds that are not backed by a dedicated revenue source without voter approval.

The New Jersey Constitution provides, in part, that no money shall be drawn from the state treasury except for appropriations made by law and that no law appropriating money for any state purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand an anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey’s local budget law imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates local units’ issuance of debt by limiting the amount of tax anticipation notes that they may issue and requiring their repayment within 120 days of the end of the fiscal year (not later than June 30 in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases for such entities, with certain exceptions.

NEW YORK BONDS

Moody’s Investors Service’s general obligation bond rating of Aa3 and Standard & Poor’s rating of AA remain unchanged as of January 13, 2010 with a stable outlook, but the state is still hampered by significant budgetary challenges. Due to New York’s heavy reliance on the financial services and insurance industry, which have experienced significant job and compensation cutbacks, and significant declines in construction and manufacturing jobs, the state’s economy remains at risk. Unfunded retiree health care obligations are estimated to be $46.3 billion, which will be a source of budget pressure in the future.

Tax-supported debt has increased in the last several years. New York was ranked fifth in the nation in Moody’s 2009 Debt Medians with respect to net tax supported debt per capita and with respect to debt burden as a percent of personal income. However, according to the rating agencies, the debt service levels are within the range of other states in the Northeast. The state has authorized short term borrowing and is expected to continue to utilize this option to manage cash shortages until economic conditions improve. Additionally, New York relies heavily on economic growth downstate, as well as personal income taxes, tourism, and the housing market, which are sensitive to economic conditions. The national recession, negative events in the financial services industry, the downturn in the housing market, and continued slowing in the manufacturing sector are likely to continue to have a downward effect on the state’s economy. The state budget is expected to face increasing pressures from the depressed tax revenues combined with increasing demands for services in areas that are sensitive to the economic downturn, including community college enrollment, pensions and fringe benefits, and reimbursement-based programs administered by local communities.

The state’s authorities (i.e., government agencies) generally are responsible for financing, constructing and operating revenue-producing public facilities. While payments on authority obligations normally are paid from revenues generated by projects of the authorities, in the past the state has had to appropriate large amounts to enable certain authorities to meet their financial obligations. Further assistance to authorities may be required in the future. The amount of debt issued by the authorities is substantial. A difficult political process that has caused late budgets and added spending pressures also contributes to New York’s budget imbalance.

APPENDIX C

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
BNY Convergex Execution Solutions LLC	Upon Request
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Cardinal Investment Advisors LLC	Upon Request
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
Credit Suisse Transition Management	Upon Request
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	Annually
DeMarche Associates, Inc.	Upon Request
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Flow of Capital, Inc.	Upon Request
Frank Russell Company	Upon Request
Fund Evaluation Group, LLC	Quarterly
Hartland & Co.	Monthly
Inforlago IT Ltd.	Upon Request
ING Life Insurance and Annuity Company / ING Insurance Company of America	Upon Request
Investment Technology Group (ITG)	Daily
MSCI f/k/a Institutional Shareholder Services, Inc. (ISS)	Daily
Investortools Inc.	Upon Request
Ipreo	Upon Request
Jeffrey Slocum & Associates, Inc.	Monthly
John Hancock Financial Services	Upon Request
JP Morgan Securities, Inc.	Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
LCG Associates, Inc.	Upon Request
Lipper Inc., a Reuters Company (tech)	Monthly

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Portfolio Holdings*
Longbow Research	Monthly
Louise Yamada Technical Research Advisors, LLC	Upon Request
Marquette Associates	Upon Request
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Natixis Bleichroeder, Inc.	Upon Request
Nock, Inc.	Daily
Northern Trust Investments, N.A.	Upon Request
Pierce Park Group	Monthly
Prime Buchholz & Associates, Inc.	Upon Request
Princeton Financial Systems	Upon Request
Rabil Stock Research, LLC	Upon Request
RBC Capital Markets Corporation	Upon Request
Reuters America LLC	Daily
Robert W. Baird & Co. Incorporated	Upon Request
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Russell Implementation Services Inc.	Upon Request
R.V. Kuhns & Associates, Inc.	Upon Request
SG Constellation LLC	Daily
Sidoti & Company, LLC	Upon Request
State Street Corporation	Daily
Stifel, Nicholaus & Co. Inc.	Quarterly
Stratford Advisory Group. Inc.	Upon Request
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
Watershed Investment Consultants	Quarterly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request

*

The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

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APPENDIX D

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding shareholder voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

•

In cases where we deem any client’s position in a company to be material,2 the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in favor. The Proxy Group is authorized to vote in favor of such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name; and (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location).

1 Lord Abbett currently retains RiskMetrics Group as the Proxy Advisor.

2 We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.

       Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.

Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by

3 The boards of directors and trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the composition of the board and its committees; (2) whether the nominee is independent of company management; (3) the nominee’s board meeting attendance; (4) the nominee’s history of representing shareholder interests on the company’s board or other boards; (5) the nominee’s investment in the company; (6) the company’s long-term performance relative to a market index; and (7) takeover activity. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.

Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.

Separation of chairman and chief executive officer functions – Proponents of proposals for the separation of the roles of a company’s chairman and chief executive officer (“CEO”) seek to enhance board accountability and mitigate a company’s risk-taking behavior by asking that the role of the chairman of the company’s board of directors be filled by someone other than the company’s CEO. We generally support separation of the chairman and CEO functions, although we may oppose such separation on a case-by-case basis if we believe that a company’s governance structure or business promotes good and successful business management through other means.

5.

Independent chairman – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. We generally vote with management on proposals that call for an independent director to serve as the chairman of a company’s board of directors. We may vote for such proposals on a case-by-case basis, regardless of management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees.

6.

Independent board and committee members – Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support proposals seeking to impose a requirement that a majority of a company’s directors be independent. We also generally support proposals seeking to impose a requirement that a board’s audit, compensation, nominating, and/or other committees be composed exclusively of independent directors.

C.	Compensation and Benefits

1.

General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.

Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These shareholder proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes.

4.

Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.

Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.

Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on gross-up proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive or the executive’s or the company’s performance, among other factors we may deem relevant.

7.

Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters, we scrutinize cases in which severance or executive death benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate.

8.

Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.

Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.

Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.

Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.

Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.

Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently proposed amendments4 to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules would allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.

Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.

Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.

Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.

Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.

Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

4 As of the date of these policies and procedures, the SEC has not yet issued final rule amendments regarding proxy access.

7.

Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.

Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.

Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

F.

        Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.

Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Adopted: September 17, 2009

LATFI-13

2/1/2011

LORD ABBETT MUNICIPAL INCOME FUND, INC.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation.

	(i)	Articles of Restatement. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on December 2, 1998.

	(ii)	Articles of Amendment dated February 2, 1999. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

	(iii)	Articles Supplementary dated February 2, 1999. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

	(iv)	Articles of Amendment effective January 28, 2005. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on January 28, 2005.

	(v)	Articles of Supplementary dated April 23, 2007. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on April 27, 2007.

	(vi)	Articles Supplementary to Articles of Incorporation dated July 31, 2007. Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on September 14, 2007.

	(vii)	Articles of Amendment dated August 30, 2007. Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on September 14, 2007.

	(viii)	Articles Supplementary to Articles of Incorporation dated January 18, 2008. Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A filed on January 28, 2008.

	(ix)	Articles Supplementary to Articles of Incorporation dated July 21, 2010. Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on July 26, 2010.

	(x)	Articles Supplementary to Articles of Incorporation dated November 17, 2010. Incorporated by reference to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on November 19, 2010.

(b)	By-laws. By-laws as amended on January 28, 2005. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on January 28, 2005.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Investment Advisory Contracts.

	(i)	Management Agreement. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

	(ii)	Addendum to Management Agreement dated October 1, 2004. Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on January 30, 2006.

	(iii)	Addendum to Management Agreement dated October 26, 2010 (Lord Abbett AMT Free Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on October 26, 2010.

	(iv)	Management Fee Waiver and Expense Reimbursement Agreement dated October 26, 2010 (AMT Free Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on October 26, 2010.

(v) Addendum to Management Agreement dated as of November 19, 2010 (Lord Abbett High Yield Municipal Bond Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on November 26, 2010.

(vi) Management Fee Waiver and Expense Limitation Agreement effective February 1, 2011 (Intermediate Tax Free Fund and Short Duration Tax Free Fund). Filed herein.

(e)	Underwriting Contracts.

Distribution Agreement incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

(f)	Bonus or Profit Sharing Contracts. Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on January 31, 2001.

(g)	Custodian Agreement.

(i)

Custodian Agreement dated November 1, 2001 and updated Exhibit A dated December 10, 2008. Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on January 28, 2009.

(ii)

Letter Amendment to the Custodian Agreement dated November 1, 2001 (amended October 26, 2010), including updated Exhibit A dated October 26, 2010. Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on November 26, 2010.

(iii)

Form of Letter Amendment to the Custodian Agreement dated as of November 19, 2010, including updated Exhibit A dated as of November 19, 2010. Incorporated by reference to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on November 19, 2010.

(h)	Other Material Contracts.

(i) Agency Agreement dated April 30, 2010, including amended Schedule A dated November 19, 2010. Filed herein.

(ii) Administrative Services Agreement dated December 12, 2002 with amendments Nos. 1-13. Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on January 28, 2009.

(iii) Amendment #14 to Administrative Services Agreement dated May 1, 2010. Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on July 26, 2010.

(iv) Amendment #15 to Administrative Services Agreement dated October 26, 2010. Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on October 26, 2010.

(v) Amendment #16 to Administrative Services Agreement dated as of November 19, 2010. Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on November 26, 2010.

(i)	Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

(j)	Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)

Rule 12b-1 Plan. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated August 10, 2007 with updated Schedule A and B dated as of November 19, 2010. Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on November 26, 2010.

(n)

Rule 18f-3 Plan. Amended and Restated Rule 18f-3 Plan as of July 1, 2008 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of November 19, 2010. Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on November 26, 2010.

(o)	Reserved.

(p)	Code of Ethics dated September 2008. Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on January 28, 2009.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30.	Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since the Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31.	Business and Other Connections of the Investment Adviser.

(a)	Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals.

(b)

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32.	Principal Underwriters.

(a)

Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the registered opened investment companies sponsored by Lord, Abbett & Co. LLC.

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Robert S. Dow	Chief Executive Officer	Chairman and CEO
Lawrence H. Kaplan	General Counsel	Vice President & Secretary
Lynn M. Gargano	Chief Financial Officer	None
James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

*	Each Officer has a principal business address of: 90 Hudson Street, Jersey City, NJ 07302.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”) at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of January, 2011.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

BY:	/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ Robert S. Dow*	Chairman and Director	January 28, 2011
Robert S. Dow

/s/ Daria L. Foster*	President and Director	January 28, 2011
Daria L. Foster

/s/ E. Thayer Bigelow*	Director	January 28, 2011
E. Thayer Bigelow

Director
Robert B. Calhoun, Jr.

/s/ Evelyn E. Guernsey*	Director	January 28, 2011
Robert B. Calhoun, Jr.

/s/ Julie A. Hill*	Director	January 28, 2011
Julie A. Hill

/s/ Franklin W. Hobbs*	Director	January 28, 2011
Franklin W. Hobbs

/s/ Thomas J. Neff*	Director	January 28, 2011
Thomas J. Neff

Director
James L.L. Tullis

*BY:	/s/ Thomas R. Phillips
Thomas R. Phillips
Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, John K. Forst, and Thomas R. Phillips, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow Robert S. Dow	Chairman, CEO and Director/Trustee	January 27, 2011

/s/ Daria L. Foster Daria L. Foster	President and Director/Trustee	January 27, 2011

/s/ E. Thayer Bigelow E. Thayer Bigelow	Director/Trustee	January 27, 2011

Robert B. Calhoun, Jr.	Director/Trustee

/s/ Evelyn E. Guernsey Evelyn E. Guernsey	Director/Trustee	January 27, 2011

/s/ Julie A. Hill Julie A. Hill	Director/Trustee	January 27, 2011

/s/ Franklin W. Hobbs Franklin W. Hobbs	Director/Trustee	January 27, 2011

/s/ Thomas J. Neff Thomas J. Neff	Director/Trustee	January 27, 2011

James L.L. Tullis	Director/Trustee

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.